UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Retractable Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RETRACTABLE TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 5, 2014

To the Shareholders of Retractable Technologies, Inc.:

You are cordially invited to attend Retractable Technologies, Inc.’s 2014 Annual Meeting of shareholders.  The Annual Meeting will be held at 10:00 a.m. Central time on September 5, 2014 at the Little Elm Town Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068.

Further information regarding the Annual Meeting is set forth in the attached Proxy Statement, which was first delivered to security holders on July 25, 2014.

At this year’s Annual Meeting, you will be asked to vote on the following: 1) the election of four Class 2 Directors; and 2) amendments to the 2008 Stock Option Plan.

We hope you will be able to attend the Annual Meeting, but if you cannot do so, it is important that your shares be represented.  We urge you to read the Proxy Statement carefully and to vote in accordance with the Board of Directors’ recommendations by telephone or Internet, or by signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided, whether or not you plan to attend the Annual Meeting.

Thank you for your continued support.

Sincerely,

THOMAS J. SHAW CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER

RETRACTABLE TECHNOLOGIES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 5, 2014

Appendix A	First Amended 2008 Stock Option Plan
Appendix B	Form of Proxy Card

Retractable Technologies, Inc.

511 Lobo Lane

Little Elm, TX 75068-0009

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 5, 2014

The Board of Directors of Retractable Technologies, Inc. solicits the enclosed proxy for the Annual Meeting to be held at the Little Elm Town Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 on the 5th day of September, 2014 at 10:00 a.m. Central time and for any adjournment thereof.

A Notice of Internet Availability of Proxy Materials and other appropriate proxy materials (to those requesting paper copies) were mailed to shareholders on July 25, 2014.

What is the purpose of the Annual Meeting?

The Board of Directors is asking you to vote on: 1) the election of four Class 2 Directors; and 2) amendments to the 2008 Stock Option Plan.

VOTING INFORMATION

How do I vote?

You may vote your shares in any of the following four ways:

Vote in Person

At the meeting, you may deliver your ballot to the Inspector of Elections.  To obtain directions, please call the Company at (888) 806-2626.

Vote by Internet

To vote now by internet, go to www.proxyvote.com.  Have the 12-digit control number available and follow the instructions.

Vote by Mail

You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote by Phone

You can vote by phone by calling 1-800-690-6903.  Have the 12-digit control number available and follow the instructions.

Your 12-digit control number is located in a box with an arrow pointing to it on the enclosed proxy card or the Notice of Internet Availability of Proxy Materials.  If you received more than one Notice or proxy card, this means you, or persons with whom you share an address, have more than one account.  If you do not plan to vote in person, we encourage you to vote using all your proxy cards and/or control numbers.

Who may vote?

All shareholders of record of Common Stock on July 7, 2014, the record date, are entitled to vote.

May I change my vote?

You may change your vote even after you have submitted your proxy by (1) voting again by Internet or telephone; (2) sending a written statement revoking your proxy to the Secretary of the Company; (3) submitting a properly signed proxy with a later date; or (4) voting in person at the Annual Meeting.

How does the Board recommend I vote?

The Board of Directors recommends that you vote as follows:

•                  “For All” in the election of Class 2 Directors; and

•                  “For” the amendments to the 2008 Stock Option Plan.

If appointed by you, the proxy holders will vote your shares as you direct with regard to the matters described in this Proxy Statement.  In the absence of your direction, they will vote your shares as recommended by the Board of Directors.  Unless you indicate otherwise, the proxy holders are also authorized to vote your shares on any matters that are not known by the Board of Directors as of the date of this Proxy Statement and that may be properly presented for action at the Annual Meeting.

What if I do not provide voting instructions to my broker?

If you are a beneficial owner and do not provide voting instructions to your broker, your broker will not be permitted to vote on your behalf for the election of directors or amendments to the 2008 Stock Option Plan.  For your vote to be counted, you need to communicate your voting decisions to your broker, bank, or other financial institution as soon as possible before September 5, 2014.

How many votes are required?

For the election of Directors, a plurality is required for the election of each nominee.  For the amendment to the stock option plan, the affirmative vote of the holders of a majority of the outstanding shares is necessary.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of all the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Each share of Common Stock entitles the holder to one (1) vote per share.  On July 7, 2014, there were 27,372,397 outstanding shares of Common Stock, excluding treasury shares.

Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matters voted upon, and broker non-votes will not be considered present for purposes of calculating the votes.

Are there any special attendance requirements for attending the meeting in person?

If you are a record owner of Common Stock or a beneficial owner of Common Stock with a “legal proxy,” there are no special attendance requirements to attend the meeting in person.  If you are a beneficial owner of Common Stock, you may contact your broker or other person holding your shares to request a “legal proxy.”

Who pays the expenses incurred in connection with the solicitation of proxies?

The Company will pay the cost of soliciting proxies.  In addition to the use of the U.S. mail, proxies may be solicited by the Directors, Officers, and employees of the Company without additional compensation, by personal interview, telephone, or other means of electronic communication.  Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners.  Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses.

Who may I contact with questions?

Shareholders with questions (including regarding directions) are encouraged to contact the Company’s Chief Financial Officer, Mr. Douglas W. Cowan, at 511 Lobo Lane, Little Elm, Texas 75068, or by telephone at (888) 806-2626.

PROPOSAL 1

THE ELECTION OF FOUR CLASS 2 DIRECTORS

The Board of Directors has determined that the Board shall be comprised of seven members.  The seven members are divided into two classes currently consisting of three Class 1 members and four Class 2 members.  The Board of Directors has nominated Thomas J. Shaw, Douglas W. Cowan, Clarence Zierhut, and Walter O. Bigby, Jr. to serve as Class 2 Directors.  All nominees currently serve as Class 2 Directors.  Generally, Directors serve for two year terms.  If the nominees are elected, the Class 2 Director nominees will hold office until the 2016 annual meeting, when their respective successors are elected and qualified, or upon their earlier retirement, resignation, or removal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” IN THE ELECTION OF CLASS 2 DIRECTORS.

The biographies below describe the qualifications, experience, attributes, and skills that led the Board to determine that it is appropriate for each person to continue to serve as a Director.

THOMAS J. SHAW

Founder, Chairman of the Board, President, Chief Executive Officer, and Class 2 Director

Nominee for Class 2 Director

Director since our inception

Age 63

Thomas J. Shaw, our Founder, has served as Chairman of the Board, President, Chief Executive Officer, and Director since our inception.  We believe it is appropriate for Mr. Shaw to continue to serve as a Director and as the Chairman of the Board because of his deep knowledge of the strengths and weaknesses of our products (as their primary inventor) and of the Company (as its Founder).  Further, his strategic knowledge of the Company and its competitive environment arising from his ongoing services as its CEO is vital to the successful supervision of the Company by the Board of Directors.  Finally, Mr. Shaw’s educational background in both Engineering and Accounting is helpful to Board deliberations.  In addition to his duties overseeing our Management, he continues to lead our design team in product development of other medical safety devices that utilize, among other things, his unique patented friction ring technology.  Mr. Shaw has extensive experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges.  He has been granted multiple patents and has additional patents pending.

DOUGLAS W. COWAN

Vice President, Chief Financial Officer, Treasurer, Principal Accounting Officer, and Class 2 Director

Nominee for Class 2 Director

Director since 1999

Age 71

Douglas W. Cowan is a Vice President and our Chief Financial Officer, Treasurer, Principal Accounting Officer, and a Director.  Mr. Cowan joined us as Chief Financial Officer and was elected to the Board of Directors in 1999.  We believe it is appropriate Mr. Cowan continue to serve as a Director due to his level of involvement in the financial state of the Company (as its CFO) as well as his lead role in supervising all internal control and disclosure control procedures and statements.  He also serves as the primary contact for investors which enables him to bring their concerns to the Board on appropriate topics as they arise.  His expertise as a CPA and experience as the Company’s CFO allow him to guide the Board, upon request, with regard to financial matters.  He is responsible for our financial, accounting, investor relations, risk management, and forecasting functions.

STEVEN R. WISNER

Executive Vice President, Engineering & Production and Class 1 Director

Director since 1999

Age 57

Steven R. Wisner joined us in October 1999 as Executive Vice President, Engineering and Production and as a Director.  We believe it is appropriate that Mr. Wisner continue to serve as a Director due to his extensive experience in operational management.  His role in overseeing all engineering, production, and foreign sales allows him to provide timely and insightful guidance regarding the effect of Board decisions on the Company’s abilities to meet its goals. Mr. Wisner’s responsibilities include the management of engineering, production, Chinese operations, quality assurance, information technology, and international sales.  Mr. Wisner has extensive experience in product design, development, and manufacturing.

MARCO LATERZA

Class 1 Director

Director since 2005

Age 66

Marco Laterza joined us as a Director effective as of March 22, 2005.  We believe it is appropriate Mr. Laterza continue to serve as a Director because of his skills as a CPA in active practice as well as his decades of experience in advising individuals and entities with regard to corporate planning and financial issues.  Such skills and experience provide a valuable contribution in his role as the designated financial expert on the Audit Committee as well as provide valuable independent accounting advice to the Board. Since 1988, Mr. Laterza has owned and operated a public accounting practice.  His practice includes corporate, partnership and individual taxation, compilation/review of financial statements, financial planning, business consulting, and trusts and estates.  From 2004 to the present Mr. Laterza has also served as the Treasurer for EZ Blue Software Corporation, a private software company. Since 2009, Mr. Laterza has served as Vice President of SpectraComp, Corp., a private holding company.  Formerly, Mr. Laterza was employed in a number of positions from 1977 to 1985 with El Paso Natural Gas Company eventually serving as its Director of Accounting.

AMY MACK

Class 1 Director

Director since 2007

Age 46

Amy Mack joined us as a Director on November 19, 2007.  We believe it is appropriate that Ms. Mack continue as a Board member due both to her experience as a nurse (the primary retail user of our products) as well as her experience in running her own company.  Since April of 2000, she has been the Secretary of EmergiStaff & Associates, a nursing agency, and she served as the Chief Nursing Officer of EmergiStaff & Associates from 2000 to 2010.  From 2003 to 2010, she was the owner and Aesthetics Nurse Specialist for Spa O2 & Medical Aesthetics.  Ms. Mack has served as an emergency room nurse in various emergency rooms throughout her career as a nurse.

CLARENCE ZIERHUT

Nominee for Class 2 Director

Director since 1996

Age 86

Clarence Zierhut has served on our Board of Directors since April 1996.  We believe it is appropriate for Mr. Zierhut to continue to serve as a Director primarily due to his lifetime of experience in conception and development of innovative products as well as his experience in adapting such products to address mass production issues.  During his professional career, Mr. Zierhut has created over 3,000 product designs for more than 350 companies worldwide, in virtually every field of manufacturing, and has won many international awards for design excellence.  His clients have included Johnson & Johnson, Abbott, Gould, and McDonnell Douglas.

WALTER O. BIGBY, JR.

Nominee for Class 2 Director

Director since 2012

Age 49

Walter O. Bigby, Jr. has served on our Board of Directors since July 2012.  We believe it is appropriate for Mr. Bigby to continue to serve as a Director due to his experience in owning and operating healthcare-related businesses.  Mr. Bigby’s experience includes ownership of several small businesses, including hospitals, nursing homes, commercial real estate, and office equipment providers.  Mr. Bigby has owned and operated Bastrop Rehabilitation Hospital, a 27-bed 2-location rehabilitation hospital in Louisiana, since 2001.  He is currently a minority interest owner in several nursing homes in Louisiana.  In 1995, Mr. Bigby sold his home health agency to

Columbia HCA and remained a contract employee of the company (Hayden Health, Inc.) for three years developing other home health markets.  Mr. Bigby has over a decade of experience operating healthcare businesses heavily regulated by Federal agencies and has experience with Medicare and Medicaid.

Information regarding our non-Director executive officers is as follows:

Name	Title	Age
Russell B. Kuhlman	Vice President, Sales	60
Michele M. Larios	Vice President, General Counsel, and Secretary	48

All of the above-named executives have served in the indicated positions for at least the past five years.

Family Relationships

There are no family relationships among the above persons.

Directorships in Other Public Companies

No Directors hold Directorships in other reporting companies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires our Directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the U.S. Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) of our Common Stock and our other equity securities.  Officers, Directors, and greater than 10% shareholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) reports they file.  Based on our review of the forms submitted to us during and with respect to our most recent fiscal year, all of our Directors, executive officers, and 10% shareholders filed all reports timely.

CORPORATE GOVERNANCE

The Board of Directors has the responsibility for establishing corporate policies and for our overall performance, although it is not involved in day-to-day operations.  Currently, a majority (four of seven) of the Directors serving on our Board of Directors are independent Directors as defined in Section 803 of the Company Guide of the NYSE MKT LLC (“NYSE MKT”) (formerly the NYSE Amex or American Stock Exchange).  Our current independent Directors are Clarence Zierhut, Marco Laterza, Amy Mack, and Walter O. Bigby, Jr.

BOARD OF DIRECTORS

The Board of Directors meets quarterly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval.  It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings.  During the last fiscal year, the Board of Directors met seven times.  No incumbent director attended fewer than 75% of the aggregate of meetings of the Board of Directors and the Committees on which he or she served in 2013.  The Board of Directors has established standing Audit, Compensation and Benefits, and Nominating Committees.  Each Committee has a written charter, which is available on our website, www.vanishpoint.com.

We have a policy encouraging Board members’ attendance at Annual Meetings.  All members of the Board attended the 2013 Annual Meeting.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Company’s leadership structure combines the roles of the Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”).  We believe it is in the shareholders’ best interests for Thomas J. Shaw to serve in this dual role as CEO and Chairman.  This structure fosters an important unity of leadership between the Board and the Company and enables the Board to organize its functions and conduct its business in the most efficient and effective manner.  As founder of the Company and primary inventor of our products, Thomas J. Shaw has a unique understanding of our operations and the monopolistic environment in which we operate, which understanding is necessary to perform the dual role of CEO and Chairman.

We have no lead independent director due to the relatively small size of the Board and due to the fact that the independent directors currently carry out their responsibilities effectively.

The primary responsibility for the identification, assessment, and management of the various risks that we face belongs with Management.  The Board oversees these risks.  For instance, at every meeting, the Board reviews the principal factors influencing our operating results, including the competitive environment and ongoing litigation, and discusses with our executive officers the major events, activities, and changes affecting the Company.  The oversight of risks also occurs at the committee level.  For instance, pursuant to its charter, the Audit Committee is charged with reviewing and discussing financial risk exposures with Management and the measures Management has taken to monitor and control such exposures.  Our Chairman, because of his dual role as CEO, is able to ensure that risks facing the Company are appropriately brought to the Board and/or its committees for their review.

AUDIT COMMITTEE

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee represents and assists the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices and legal compliance of the Company.  The Audit Committee has general responsibility for oversight of the accounting and financial processes of the Company, including oversight of: (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the Company’s compliance with legal and regulatory requirements, and (3) the qualification and independence of the Company’s auditors and the performance of the annual audit and interim reviews of the Company’s financial statements by the independent auditors.  The Audit Committee also provides an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.  The Audit Committee met a total of nine times in 2013.  The members of the Audit Committee are independent as defined by the listing standards of the NYSE MKT.  The Audit Committee currently consists of Marco Laterza, Clarence Zierhut, and Walter O. Bigby, Jr.  Marco Laterza currently serves as its designated Audit Committee Financial Expert.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with Management.  The Audit Committee has discussed with the independent auditors, CF & Co., L.L.P. (“CF & Co.”), the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from CF & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.  Based on the review and discussions with CF & Co., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended 2013 for filing with the SEC.

MARCO LATERZA
CLARENCE ZIERHUT
WALTER O. BIGBY, JR.

NOMINATING COMMITTEE

The Nominating Committee assists the Board of Directors by identifying qualified candidates for Director positions, recommending Director nominees for the annual meetings, recommending candidates for election by the Board of Directors to fill vacancies on the Board, and recommending Director nominees for Committees upon request of the Board.  The Nominating Committee met one time in 2013.  The Nominating Committee consists of Marco Laterza, Clarence Zierhut, and Amy Mack.  All members of our Nominating Committee are independent as defined by the NYSE MKT’s listing standards.

Director Nomination Policies

It is the policy of the Nominating Committee to consider all bona fide candidates recommended by shareholders for nomination for election to the Board.  The Committee considers such candidates using the same screening criteria as are applied to all other potential nominees for election, provided that the shareholder nominations are submitted in a timely and complete manner.

Nominees properly submitted by any shareholder will be considered for recommendation by the Nominating Committee to the Board of Directors and for recommendation by the Board to the shareholders in our Proxy Statement. The procedure to be followed by shareholders in submitting such recommendations for the next Annual Meeting is set forth in detail herein in the section entitled “DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD IN 2015.”

We establish, through our Nominating Committee, selection criterion that identifies desirable skills and experience for prospective Board members, including those properly nominated by shareholders.  The Nominating Committee has no formal policy with regard to the consideration of diversity in identifying nominees for director.  The Nominating Committee and Board broadly define diversity to include diversity of professional experience and viewpoint, as well as diversity of race, gender, nationality, and ethnicity.  The Board, with the assistance of the Nominating Committee, selects potential new Board members using the criteria and priorities established from time to time based upon the needs of the Company.  The composition, skills, and needs of the Board change over time and will be considered in establishing the desirable profile of candidates for any specific opening on the Board of Directors.

At a minimum, recommended nominees by the Nominating Committee for service on the Board must be well regarded and experienced participants in their field(s) of specialty, familiar at the time of their appointment with our business, willing to devote the time and attention necessary to deepen and refine their understanding of the Company and the issues facing it, and must have an understanding of the demands and responsibilities of service on a public company board of directors.  The Nominating Committee will also consider such qualities as independence from the Company.  Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of the Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

The Nominating Committee considers nominees recommended by Board members, Management, and the shareholders.  It is further empowered, when necessary in its judgment, to retain and compensate third party search firms to assist in identifying or evaluating potential nominees.

The Class 2 Director nominees herein were recommended by the Nominating Committee and unanimously approved by the Board of Directors.

COMPENSATION AND BENEFITS COMMITTEE

The Compensation and Benefits Committee has authority over the following responsibilities: discharging the Board of Directors’ responsibilities relating to the compensation of our executive officers and Directors; preparing, if necessary, an annual report on compensation and such other reports that may be required; and administering our equity and other incentive compensation plans.  Changes in the amount and/or form of compensation to executive officers are not generally pursued unless first proposed by Management.  The committee’s authority may not be delegated except back to the full Board of Directors.  The Company has not retained a compensation consultant since 2003.

The Compensation and Benefits Committee met four times during 2013.  The Compensation and Benefits Committee currently consists of Clarence Zierhut, Amy Mack, and Walter O. Bigby, Jr.  All members of our Compensation and Benefits Committee are independent as defined by the NYSE MKT listing standards.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has established a Disclosure Representative Policy and a standing Disclosure Representative position.  It is our policy that the Disclosure Representative serves as the primary contact for shareholders and others desiring to communicate directly with the Board of Directors.  It is further our policy that all communications addressed to the Board of Directors or the Disclosure Representative are sent to all Board members.  The current Disclosure Representative is Mr. Marco Laterza.  Communications intended for the Board of Directors should be in writing, addressed to the attention of the “Disclosure Representative” or Mr. Marco Laterza, and sent to 511 Lobo Lane, Little Elm, Texas 75068-0009.

Periodically, shareholders contact our Chief Financial Officer, Mr. Douglas Cowan, who responds to questions individually unless the question is directed to the full Board of Directors or the Disclosure Representative.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 7, 2014, for each person known by us to own beneficially 5% or more of the voting capital stock.  Except pursuant to applicable community property laws, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares, except as noted below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock
	Thomas J. Shaw(2) 511 Lobo Lane P.O. Box 9 Little Elm, TX 75068-0009	14,665,642	51.7%

	Suzanne M. August(3) 5793 Lois Lane Plano, TX 75024	3,800,000	13.9%

	Lillian E. Salerno(4) 777 7th Avenue 430 Washington DC 20001	1,776,000	6.5%

	Lloyd I. Miller, III(5) 222 Lakeview Avenue Suite 160-365 West Palm Beach, FL 33401	1,416,938	5.2%

(1)                                 The Percent of Class is calculated for the Common Stock class by dividing each beneficial owner’s Amount of Beneficial Ownership, as shown in the table above, by the sum of the total outstanding Common Stock as of July 7, 2014 (27,372,397 shares) plus that beneficial owner’s stock equivalents (options), if any.

(2)                                 1,000,000 of the shares identified as Common Stock are shares acquirable through the exercise of a stock option.  2,800,000 of the shares are owned by Ms. Suzanne August (see footnote 3) but are controlled by Mr. Shaw pursuant to a Voting Agreement. These shares are permanently controlled by Mr. Shaw until such time as they are sold by Ms. August.  These shares are included in the share amounts and percentages for both Mr. Shaw and Ms. August in the above table.  Mr. Shaw has investment power over 1,000,000 shares of Common Stock as Trustee pursuant to trust agreements for the benefit of family members.  Ms. August has voting control over such 1,000,000 shares as Special Trustee (see footnote 3).  These shares are included in the share amounts and percentages for both Mr. Shaw and Ms. August in the above table.

(3)                                 Ms. August’s 2,800,000 shares are controlled by Mr. Thomas J. Shaw pursuant to a Voting Agreement.  These shares are included in the share amounts and percentages for both Mr. Shaw and Ms. August in the above table.  Ms. August has voting control over 1,000,000 shares of Common Stock as Special Trustee pursuant to trust agreements for the benefit of family members.  Mr. Shaw has investment power over such 1,000,000 shares as Trustee.  These shares are included in the share amounts and percentages for both Mr. Shaw and Ms. August in the above table.

(4)                                 25,000 shares identified as Common Stock are shares which are obtainable by the exercise of a stock option.

(5)                                 The number of shares held by this person was obtained from a Schedule 13G/A filed on February 12, 2014.  Pursuant to the Schedule 13G/A, Lloyd I. Miller, III has sole voting and dispositive power for all reported shares.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 7, 2014, for each Named Executive Officer specified by Item 402 of Regulation S-K (i.e., our CEO, CFO, and three other highest paid officers) and Director of the Company.  Except pursuant to applicable community property laws or as otherwise discussed below, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock
As a Group	Named Executive Officers and Directors	15,566,870	55.0%
As Individuals	Thomas J. Shaw(2)	14,665,642	51.7%
	Clarence Zierhut(3)	62,500	<1%
	Douglas W. Cowan(4)	200,000	<1%
	Steven R. Wisner(5)	129,450	<1%
	Russell B. Kuhlman(6)	89,450	<1%
	Michele M. Larios(7)	261,000	1%
	Marco Laterza(8)	60,000	<1%
	Amy Mack(9)	43,828	<1%
	Walter O. Bigby, Jr.(10)	55,000	<1%

(1)                                 The Percent of Class is calculated for the individuals holding Common Stock by dividing each beneficial owner’s Amount of Beneficial Ownership, as shown in the table above, by the sum of the total outstanding Common Stock as of July 7, 2014 (27,372,397 shares) plus that beneficial owner’s stock equivalents (options), if any.  The Percent of Class is calculated for the “As a Group” row by totaling all of the Percent of Class percentages appearing in the chart.

(2)                                 1,000,000 of these shares are acquirable through the exercise of a stock option. 2,800,000 of the shares are owned by Ms. Suzanne August but are controlled by Mr. Shaw pursuant to a Voting Agreement.  These shares are permanently controlled by Mr. Shaw until such time as they are sold by Ms. August.  These shares are included in calculating Mr. Shaw’s percentages in the above table. Mr. Shaw has investment power over 1,000,000 shares of Common Stock as Trustee pursuant to trust agreements for the benefit of family members.  These shares are included in calculating Mr. Shaw’s percentages in the above table.

(3)                                 These shares are acquirable by the exercise of stock options.

(4)                                 These shares are acquirable by the exercise of stock options.

(5)                                 124,200 of these shares are acquirable by the exercise of stock options.

(6)                                 88,450 of these shares are acquirable by the exercise of stock options.

(7)                                 250,000 of these shares are acquirable by the exercise of stock options.  1,000 of these shares are owned by Ms. Larios’ children.

(8)                                 50,000 of these shares are acquirable by the exercise of stock options.

(9)                                 These shares are acquirable by the exercise of stock options.

(10)                          50,000 of these shares are acquirable by the exercise of stock options.

There are no arrangements, the operation of which would result in a change in control of the Company, other than:

A. Ms. August’s shares shall cease to be controlled by Mr. Shaw under their Voting Agreement upon their sale to a third party; and

B. Mr. Shaw owns an option for the purchase of 1,000,000 shares of Common Stock.  Mr. Shaw is able to control 51.7% of the currently outstanding shares of the Common Stock and would control 47.2% of the Common Stock assuming the exercise of all outstanding options and conversion of all outstanding preferred shares.

Certain Relationships and Related Transactions

We believe that all of the transactions set forth below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.  In accordance with our Audit Committee Charter, the Audit Committee has reviewed and approved all related party transactions.  In particular, the Audit Committee reviews all proposed transactions where the amount involved meets or exceeds $120,000.

In 1995, Thomas J. Shaw, President, Chief Executive Officer, and shareholder holding more than 5% of the outstanding Common Stock, was paid a licensing fee of $500,000 (amortized over 17 years) by us for the exclusive worldwide licensing rights to manufacture, market, sell, and distribute retractable medical safety products.  A royalty of 5% of gross sales of all licensed products sold to customers over the life of the Technology Licensing Agreement is paid.  Of this royalty, Ms. Suzanne August, the former spouse of Mr. Shaw, is entitled to $100,000 per quarter.  Mr. Shaw receives the remainder of this royalty.  A royalty of $1,701,659 and $2,185,019 was paid to Thomas J. Shaw in 2013 and 2012, respectively.  Ms. August received $300,000 in 2013 and $500,000 in 2012.  Royalties of $1,098,451 were paid to Mr. Shaw and Ms. August from January 1, 2014 through July 7, 2014.

On July 10, 2012, Mr. Shaw exercised a portion of his stock option.  The Company issued 2,000,000 shares of Common Stock to him at an exercise price of $0.81 (aggregate consideration of $1,620,000).

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

The Objectives of Our Compensation Plan

Our executive officer compensation program (the “Compensation Program”) is based on the belief that competitive compensation is essential to attract, retain, motivate, and reward highly qualified and industrious executive officers.  Our Compensation Program is intended to accomplish the following:

attract and retain highly talented and productive executive officers;

provide incentives and rewards for superior performance by the executive officers; and

align the interests of executive officers with the interests of our stockholders.

What the Compensation Program Is Designed to Award

Our Compensation Program is designed to award both superior long-term performance by our executive officers and their loyalty.

Summary of Each Element of Compensation

To achieve these objectives, the Compensation and Benefits Committee has approved an executive officer compensation program that consists of four basic components:

base salary;

short-term incentive compensation in the form of cash bonuses;

periodic long-term incentive compensation in the form of stock options; and

medical, life, and benefit programs (which are generally available to all employees).

Why We Choose to Pay Each Element of Our Compensation Program

Base Salary

We choose to pay a significant component of our compensation in base salary due to the fact that our financial performance is constrained by the monopolistic activities of Becton, Dickinson and Company.  Until such time as we believe that we have access to the market, we believe that it is appropriate to weigh our Compensation Program heavily in favor of base salaries rather than incentive compensation.

Cash Bonuses

From time to time and when our cash reserves allow, we grant cash bonuses in order to reward significant efforts or the accomplishment of short term goals.  The Compensation and Benefits Committee last granted such bonuses in 2010.  Prior to 2010, the last bonuses were granted in 2003.

Long-Term Incentives: Stock Options

Long-term incentives are provided through grants of stock options.  The grants are designed to align the interests of executive officers with those of stockholders and to provide each executive officer with a significant incentive to manage from the perspective of an owner with an equity stake in the Company.

How We Determine the Amount or Formula for Payment in Light of Our Objectives

Executive compensation remains the same until there is a review of such compensation by the Compensation and Benefits Committee.  Compensation, other than that of the Chief Executive Officer, has generally not been reviewed annually.  Under the terms of Mr. Shaw’s employment agreement, his compensation is reviewed annually.

Base Salary

The base salary for each of our executive officers is subjectively determined primarily on the basis of the following factors: experience, individual performance, contribution to our performance, level of responsibility, duties and functions, salary levels in effect for comparable positions within and without our industry, and internal base salary comparability considerations.  However, salaries can also be affected by our long-term needs.

These base salaries are reviewed periodically and may be adjusted based upon the factors discussed in the previous paragraph, as well as upon individual performance during the previous fiscal year, changes in the duties, responsibilities and functions of the executive officer, and general changes in the compensation peer group in which we compete for executive talent.  The relative weight given to each of these factors in the Compensation and

Benefits Committee’s recommendation differs from individual to individual, as the Compensation and Benefits Committee deems appropriate.

In 2009, all employees above a certain salary level had their salaries reduced by 10%.  All employees affected by the salary reduction had their salaries increased by the amount of the reduction.  Such increase was effective for most employees on August 6, 2012 and was effective for four of our executive officers on October 28, 2013.  Effective May 24, 2014, Steven R. Wisner’s annual compensation was reduced by 25%.  Effective July 5, 2014, we reduced all other executive officers’ salaries by 10%.

Additionally, effective May 9, 2014, we reduced our workforce by 13.7% in an effort to cut costs.  As a result, we expect our compensation will be reduced in an amount exceeding $1 million annually.  We paid approximately $191 thousand in severance costs in the second quarter of 2014.

Mr. Shaw’s Employment Agreement provides that his salary is automatically increased by the percentage increase in the consumer price index (“CPI”) from the previous year.  The Compensation and Benefits Committee decided to increase Mr. Shaw’s salary by the CPI percentage increase ($6,840 or 1.5%) over his 2013 salary for 2014.  However, effective July 5, 2014, Mr. Shaw’s salary was reduced by 10%, along with other executive officers.

Cash Bonuses

The bonuses, when paid, are paid on a discretionary basis as determined by the Compensation and Benefits Committee.  Factors considered by the Compensation and Benefits Committee include personal performance, level of responsibility, and the factors used in determination of base salary as stated above, except with a greater focus on the prior fiscal year.  The Compensation and Benefits Committee also considers our need to retain cash in deciding whether to grant cash bonuses.

Long-Term Incentive: Stock Options

We have issued stock options to our employees from time to time and may do so in the future.  A stock option was issued to an independent Director in 2013.  If the stock option amendments are approved, Management expects to propose additional grants in early 2015.  Options are generally granted to regular full-time employees and officers.  Additionally, options are sometimes granted to non-employee Directors and independent contractors.

If stock options are to be issued, Management prepares a proposal to the Compensation and Benefits Committee.  Considerations by Management in its initial proposal in determining a suitable aggregate fair market value of options to be granted include our financial condition, the number of options already outstanding, and the benefit to the non-officer employees.  The proposal includes information relating to the expected expense of such grants to be recognized by us, the approximate number of options to be issued, the number of options currently outstanding, the employees to be included, the amount of stock currently outstanding, and the method under which the options would be awarded.

Once the dollar amount of options to be granted is approved by the Compensation and Benefits Committee, Management begins determining the aggregate number of shares underlying options that can be granted under such approval (based on the fair value of an option for the purchase of one underlying share).  Factors included in the determination of the value of an option grant for the purchase of one share include current market price of the Company’s stock, the proposed exercise price, the proposed expiration date, the volatility of the Company’s stock, and the risk free rate.  We may retain an independent outside consultant to determine such value.  In the past we have utilized the Black-Scholes model as well as the binomial model, but we may use other methods in the future as more appropriate methods are developed.

Management provides the Compensation and Benefits Committee with a proposal regarding option grants to executive officers.  If the recommendation is acceptable, the committee grants the options.  If the committee feels changes are merited, it grants options on its own terms.

With regard to many past grants, after the aggregate number of shares underlying the options to be granted was determined, we allocated the options to our various departments using a factor based on their annual compensation times their performance rating.  The individual employee’s allocation factor was the numerator of a fraction.  The denominator was the department’s sum of all factors (annual compensation times performance ratings of all the eligible employees).  The resulting fraction was multiplied by the stock options to be awarded to determine the employee’s individual portion of the aggregate approved options.  Future grants may be based on the value of contributions to the Company and not necessarily pursuant to any formula.

The allocation may be further reviewed by each department’s management if they believed certain employees were not awarded an appropriate number of options. Management would consider any suggestions.

Each stock option grant to employees allows the employee to acquire shares of Common Stock at a fixed price per share (never less than the closing stock price of the Common Stock on the date of grant) for a fixed period (usually ten years).  With regard to grants prior to 2009, each option generally became exercisable after three years, contingent upon the employee’s continued employment with us.  However, options issued to Officers and Directors pursuant to the 2008 option exchange offer vested immediately for non-employee Directors and after one year for employees (including employee Directors).  Options granted in 2009 and later vested in one year for executive officers and immediately for non-employee Directors.  Accordingly, generally stock option grants will provide a return to the employee only if the employee remains employed by us during the vesting period, and then only if the market price of the underlying Common Stock appreciates.  Future grants may vest over a shorter or longer period.

How Each Compensation Element and Decision Fits Into Overall Compensation Objectives

Our Compensation Program is intended to accomplish the following objectives: 1) attract and retain highly talented and productive executive officers; 2) provide incentives and rewards for superior performance by the executive officers; and 3) align the interests of executive officers with the interests of our stockholders.

We pay the bulk of our compensation in the form of cash compensation due to the fact that competing in an anti-competitive environment means that results will not always be commensurate with performance.  We believe that the performance of our executives has been outstanding.  We believe this is especially true given the anti-competitive environment in which we operate. Bonuses are granted occasionally to recognize extraordinary performance and/or extraordinary job requirements.  We believe this approach and weighting of compensation elements is necessary to retain our executive talent due to the environment in which we operate.

Periodically, we grant stock options with the intent to provide both an incentive and reward to executive officers for long-term performance and to align the interests of our employees with that of the shareholders.

Shareholder Advisory Votes

At our 2013 annual meeting of shareholders, we provided our shareholders with the opportunity to cast an advisory vote on the compensation paid to our named executive officers (“say-on-pay”). An overwhelming majority of the votes cast on the say-on-pay proposal were voted in favor of the proposal.  We believe that this is an overall endorsement by the shareholders of our past approach to executive compensation.  After the 2013 say-on-pay vote, we reinstated the executive salaries to 2009 levels.  In the third quarter of 2014, we reduced all executive salaries by at least 10%.  The Compensation Committee will continue to take into account the outcome of future say-on-pay votes when making compensation decisions for the named executive officers in the future.  We intend to hold the next say-on-pay vote at our 2016 annual meeting of shareholders.

Allocation Between Long-Term/Current and Between Cash/Non-Cash Compensation

All of our long-term compensation consists of non-cash compensation in the form of stock options.  We believe that the granting of stock options incentivizes executives to maximize our long-term strengths as well as our stock price.  However, because we are operating in a monopolistic environment and our stock price has little relationship with our performance, the most significant component of compensation is base salary and not stock options.  Management is incentivized to maximize shareholder value and will be rewarded if they do so.  However, a significant base salary enables us to retain this competent Management despite the current inability to provide valuable equity incentives.

How Determinations Are Made as to When Awards Are Granted

Generally, option awards to executive officers are granted by the Compensation and Benefits Committee and for others are granted at the discretion of the Board after recommendation of the Compensation and Benefits Committee or on the committee’s own initiative.  No awards are granted if the Compensation and Benefits Committee does not support a recommendation.

Unfortunately, our stock price does not always react as expected to our achievements.  Accordingly, at times, options have been granted to aid in retaining competent and experienced executives without regard to the then current stock price.  However, such options always have exercise prices that are at or above fair market value on the date of grant.

In addition, there is no relationship between the date of grant of options and our possession of material non-public information (i.e., we grant options without regard to whether or not we are in possession of material non-public information). Furthermore, it is our policy with regard to options that (although the options could be exercised) the underlying shares could not be sold into the market while the executive was in possession of material non-public information under our insider trading policy. Accordingly, we believe that there is minimal risk of the executive profiting from such material nonpublic information.

What Specific Items of Corporate Performance Are Taken Into Account in Setting Compensation Policies and Making Compensation Decisions

Cash reserves as well as trends in sales and costs are taken into account when considering the advisability of increasing base salaries or granting cash bonuses.  However, no specific items of corporate performance are taken into account in setting executive compensation due to the fact that we compete in a monopolistic environment and, therefore, significant achievement or performance is not always correlated with corporate results.  At such times that any of these factors make it inadvisable to increase salaries or grant bonuses, then consideration is given to increasing option awards taking into account the value of prior option awards.  In 2014, we decreased executive officer salaries notwithstanding superior performance in order to preserve our cash position.

Awards are granted on the basis of historical performance.  Accordingly, there is no discretion to change the awards once granted.

How Compensation Reflects Individual Performance

Executive compensation is not based on the individual’s contribution to specific, quantitative corporate objectives due to the fact that we compete in a monopolistic environment.  However, the individual’s contribution to our performance is determined pursuant to qualitative factors as discussed above under “How We Determine the Amount or Formula for Payment in Light of Our Objectives.”

Factors We Consider in Determining to Change Compensation Materially

We consider our cash position, current liquidity trends, and the short-term and long-term needs for cash reserves (especially in light of the hostile environment in which we operate) when evaluating whether we can change compensation materially at a given time.

On an individual-by-individual basis, we also consider the value of past option compensation, the competitiveness of that individual’s base salary, and that individual’s contribution to our goals.

The Impact of the Accounting and Tax Treatments of Our Types of Compensation

Stock options granted to executives and other employees are expensed for accounting purposes under the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification.  We expense all of our option costs as we do the costs of salaries and any periodic bonuses.  Accordingly, the impact of tax treatment of various compensation forms does not impact our compensation decisions.  Stock option expense is not recognized for tax purposes, except in the case of non-qualified stock options.  For non-qualified stock options, the intrinsic value of the option is recognized when the option is exercised.

Our Policy Regarding Stock Ownership and Hedging

We do not have a policy regarding stock ownership by executive officers.  We prohibit certain stock transactions by employees and Directors, including:

1.                                      Purchases and sales of our stock within a six month period;

2.                                      Short sales of our stock; and

3.                                      Transactions in puts, calls, or other derivative securities involving our stock.

Furthermore, employees and Directors are required to pre-clear any hedging transactions.

Benchmarking of Our Compensation Program

In 2003, we hired Trinity Executive Recruiters, Inc. to assist us in providing benchmarks for the salary component of executive compensation by similarly sized companies in similar industries for persons that hold positions which are currently fulfilled by various members of our executive team.  These benchmarks at least support existing executive compensation.

The Role of Our Executives and Directors in Determining Compensation

Management establishes the initial recommendations regarding compensation for all employees, including themselves.  The Compensation and Benefits Committee reviews executive compensation changes.

Compensation Pursuant to Employment Agreement

We have an Employment Agreement with Mr. Thomas J. Shaw (the “Employment Agreement”) which was modified effective January 1, 2008 to avoid adverse tax consequences to Mr. Shaw created by the passage of the American Jobs Creation Act of 2004.  No other executives or Directors are compensated pursuant to employment agreements.

The Employment Agreement provides for an initial period of three years which ended December 31, 2010 and automatically and continuously renews for consecutive two-year periods.  The Employment Agreement is terminable either by us or Mr. Shaw upon 30 days’ written notice or upon Mr. Shaw’s death.

The Employment Agreement provides for an annual salary of at least $416,400 with an annual salary increase equal to no less than the percentage increase in the CPI over the prior year.  The Employment Agreement requires that Mr. Shaw’s salary be reviewed by the Compensation and Benefits Committee annually, which shall make such increases as it considers appropriate. Mr. Shaw took a 10% salary cut in August of 2009, along with all other executive officers and other employees earning over a certain salary.  In October 2013, his salary was increased by the amount of the reduction.  Additionally, the Compensation and Benefits Committee increased his 2014 salary by $6,840 (1.5%) over his 2013 salary in accordance with the percentage increase in the CPI over the prior year.  However, effective July 5, 2014, Mr. Shaw’s salary was reduced by 10%, along with other executive officers.

Under the Employment Agreement, we are obligated to provide certain benefits, including, but not limited to, participation in qualified pension plan and profit-sharing plans, participation in the Company’s Cafeteria Plan and other such insurance benefits provided to other executives, paid vacation, and sick leave.  We are also obligated to furnish him with a cellular telephone and suitable office space as well as reimburse him for any reasonable and necessary out of pocket travel and entertainment expenses incurred by him in carrying out his duties and responsibilities, membership dues to professional organizations, and any business-related seminars and conferences.

Pursuant to the Employment Agreement, we are obligated to indemnify Mr. Shaw for all legal expenses, court costs, and all liabilities incurred in connection with any proceeding involving him by reason of his being an officer, employee, or agent of the Company.  We are further obligated to pay reasonable attorney fees and expenses and court and other costs associated with his defense in the event that, in Mr. Shaw’s sole judgment, he needs to retain counsel or otherwise expend his personal funds for his defense.

Upon his death, Mr. Shaw’s estate shall be entitled to his salary through the date of death, applicable benefits, and reimbursement of expenses.

We have the right to terminate the Employment Agreement if Mr. Shaw incurs a permanent disability during the term of his employment.  A permanent disability means that Mr. Shaw is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company. Mr. Shaw shall also be deemed to be disabled if he is determined to be totally disabled by the Social Security Administration.  In such event, Mr. Shaw is entitled to his salary through the date of termination, reimbursement of expenses, and salary for a period of 24 months as well as applicable benefits.

Mr. Shaw’s employment may be terminated for cause which is defined to be conviction of a felony which is materially detrimental to the Company, proof, as determined finally by a court of competent jurisdiction of the gross negligence or willful misconduct which is materially detrimental to the Company, or proof, as determined finally by a court of competent jurisdiction, of a breach of a fiduciary duty which is materially detrimental to the Company.  In such event, he shall be entitled to his salary through the date of termination plus reimbursement of expenses.

If Mr. Shaw is terminated without cause and not at his implicit request, Mr. Shaw shall be entitled to his salary through the date of termination, reimbursement of expenses, his salary for 24 months, as well as applicable benefits.

If Mr. Shaw resigns (other than because of a change in control), he is entitled to his salary through the date of termination, reimbursement of expenses, salary for 90 days, and applicable benefits.

Mr. Shaw has the right under this agreement to resign in the event that there is a change in control.  A “Change of Control” shall be deemed to have occurred on either of the following dates: (i) the date any one person (other than Mr. Shaw), or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total possible voting power of the stock of the Company (assuming the immediate conversion of all then outstanding convertible preferred stock) or (ii) the date a majority of members of the Board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election.  Mr. Shaw further has the right to resign if there is a change in ownership.  A change in ownership is defined to have occurred on the date that any one person (other than Mr. Shaw) or more than one person acting as a group acquires ownership of the Company’s stock that, together with the stock previously held by such person or group, constitutes more than 50% of the total fair market value or total voting power (assuming the immediate conversion of all then outstanding convertible preferred stock) of the Company.  In such event Mr. Shaw is entitled to salary through the date of termination, salary for 24 months, reimbursement of expenses, and applicable benefits.

Mr. Shaw’s commitment to the Company may not be construed as preventing him from participating in other businesses or from investing his personal assets as may require occasional or incidental time in the management, conservation, and protection of such investments provided such investments or businesses cannot be construed as being competitive or in conflict with the business of the Company.

Mr. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control or ownership.

SUMMARY OF TOTAL COMPENSATION

The following Summary Compensation Table sets forth the total compensation paid or accrued by us over the past three fiscal years to or for the account of the principal executive officer, the principal financial officer, and the three highest paid additional executive officers:

SUMMARY COMPENSATION TABLE FOR 2011-2013

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)		Total ($)
Thomas J. Shaw	2011	392,810	—		392,810
President and CEO	2012	406,714	220,000	(1)	626,714
(principal executive officer)	2013	420,280	—		420,280

Michele M. Larios	2011	315,281	—		315,281
Vice President,	2012	315,000	—		315,000
General Counsel	2013	320,683	—		320,683

Douglas W. Cowan	2011	261,051	—		261,051
Vice President, CFO	2012	261,000	—		261,000
(principal financial officer, principal accounting officer)	2013	265,462	—		265,462

Steven R. Wisner	2011	261,000	—		261,000
Executive Vice President,	2012	261,000	—		261,000
Engineering and Production	2013	265,462	—		265,462

Russell B. Kuhlman	2011	125,377	—		125,377
Vice President, Sales	2012	130,916	—		130,916
	2013	143,429	—		143,429

(1)                                 This amount is the result of Mr. Shaw’s gain on exercising a portion of his non-qualified stock option for 2,000,000 shares of Common Stock.  This gain had no effect on our financial statements.  The expense related to the stock options was recognized in previous years.

Narrative Disclosure to Summary Compensation Table

Please see “Compensation Pursuant to Employment Agreement” above and POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL below for terms of our only employment agreement in effect.

For each Named Executive Officer, salary represents 100% of total compensation for 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following Outstanding Equity Awards at Fiscal Year-End Table sets forth information regarding unexercised options held by the principal executive officer, the principal financial officer, and the three highest paid additional executive officers as of December 31, 2013.

OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR END
	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price ($)	Option Expiration Date

Thomas J. Shaw	1,000,000	0.81	7-15-19
President, CEO
(principal executive officer)

Michele M. Larios	97,050	1.30	11-18-18
Vice President,	152,950	0.81	7-15-19
General Counsel

Douglas W. Cowan	102,000	1.30	11-18-18
Vice President, CFO	98,000	0.81	7-15-19
(principal financial officer, principal accounting officer)

Steven R. Wisner	100,700	1.30	11-18-18
Executive Vice President,	23,500	0.81	7-15-19
Engineering and Production

Russell B. Kuhlman	63,450	1.30	11-18-18
Vice President, Sales	25,000	0.81	7-15-19

PENSION BENEFITS

We do not have a pension plan other than the employee savings and retirement plan (the “401(k) Plan”) which is available to all employees the first of the month after 90 days of service.

401(k) Plan

We implemented a 401(k) Plan in 2005 that is intended to be a tax-qualified plan covering substantially all employees.  Under the terms of the 401(k) Plan, employees may elect to contribute up to 88% of their compensation, or the statutory prescribed limit, if less.  We may, at our discretion, match employee contributions.  We suspended matching contributions beginning August 1, 2009 until further notice.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table identifies the types and amounts of payments that shall be made to Thomas J. Shaw, our CEO, in the event of a termination of his employment or a change in control per his Employment Agreement.  Such payments shall be made by us and shall be one-time, lump sum payments except as indicated below.

SUMMARY OF PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

ASSUMING OCCURRENCE AS OF DECEMBER 31, 2013(1)

Payment Triggering Event	Salary Through Trigger Event Date	Amounts Owed Under Benefit Plans(2)	Reimbursement of Expenses	Undiscounted Salary For a Period of 24 Months	Payment Equal to 90 Days’ Salary	Value of Payments(3)
Death	x	x	x	—	—	—

Disability	x	x	x	$912,036	—	$912,036

Termination With Cause	x	—	x	—	—	—

Termination Without Cause	x	x	x	$912,036	—	$912,036

Resignation (Other Than After a Change in Control)	x	x	x	—	$114,005	$114,005

Resignation (After a Change in Control)	x	x	x	$912,036	—	$912,036

(1)                                 The above payments would be paid under Mr. Shaw’s agreement at certain times.  Any payments arising as a result of disability or resignation would be paid not sooner than six months and one day from the termination date but not later than seven months from the termination date.  Any payments arising as a result of death would be paid no later than the 90th day following the death.  Payments arising as a result of termination with cause or termination without cause would be paid not later than the 30th day following the date of termination except that any amount due in excess of an amount equal to the lesser of: i) two times annual compensation or ii) two times the limit on compensation under section 401(17) of the Internal Revenue Code of 1986 such amount in excess shall be paid no earlier than six months and one day after the date of termination but in no event later than seven months after the date of termination.  Under Mr. Shaw’s agreement, Mr. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control.  However, it is not clear that the above payments are conditioned on the performance of these contractual obligations.

(2)                                 Mr. Shaw participates in our benefit plans which do not discriminate in scope, terms, or operation in favor of executive officers.  Such plans are generally available to all salaried employees.  Accordingly, the value of such payments is not included in the “Value of Payments” column.

(3)                                 This value does not include payments under our benefit plans for reasons set forth in footnote 2 above.  In addition, this value assumes that the triggering event occurred on December 31, 2013.  Authorized payments under the Employment Agreement are also capped to one dollar less than the amount that would cause Mr. Shaw to be the recipient of a parachute payment under Section 280G(b) of the Internal Revenue Code.

COMPENSATION OF DIRECTORS

The following table identifies the types and amounts of compensation earned by our Directors (with the exception of those that are named Executive Officers as described in footnote 1 to the table) in the last Fiscal Year:

DIRECTOR COMPENSATION TABLE FOR 2013

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Marco Laterza	$2,500	$—	$2,500
Amy Mack	$2,500	$—	$2,500
Clarence Zierhut	$2,500	$—	$2,500
Walter O. Bigby, Jr.	$2,500	$52,775	$55,275

(1)                                 Thomas J. Shaw, Douglas W. Cowan, and Steven Wisner are Named Executive Officers who are also Directors.  Their compensation is reflected in the Summary Compensation and other tables presented earlier.

(2)                                 50,000 shares of Common Stock underlie the option granted to Mr. Bigby in 2013.  The value of this grant is estimated on the date of the grant using the Black Scholes pricing model with the following assumptions:  expected volatility of 67.53%, risk free interest rate of 3.35%, and an expected life of 8.61 years.  These options were issued under the 2008 Stock Option Plan.

Narrative Explanation of Director Compensation Table for 2013

In 2013 we paid each non-employee Director a fee of $500 per meeting and reimbursed travel expenses, if airfare, hotel, and other reasonable travel-related expenses were incurred to attend Board meetings.  We do not pay any additional amounts for committee participation or special assignment.

Generally, employee Directors are compensated on an at-will basis as discussed in the COMPENSATION DISCUSSION AND ANALYSIS.  However, one employee, Mr. Thomas J. Shaw, our President and CEO, is compensated pursuant to an employment agreement.  Please see “Compensation Pursuant to Employment Agreement”, set forth above for an in depth summary of the terms of such agreement.

Compensation Committee Interlocks and Insider Participation

The Compensation and Benefits Committee is currently composed of Clarence Zierhut, Walter O. Bigby, Jr., and Amy Mack.  Each member of this committee is an independent Board member and none have ever been employees of the Company.

There are no interlocking Directors or executive officers between us and any other company.  Accordingly, none of our executive officers or Directors served as a Director or executive officer for another entity whose executive officers or Directors served on our Board of Directors.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

We do not believe that risk-taking incentives are created by our compensation policies.  We do not have business units.  We believe that our compensation expense is a reasonable percentage of revenues overall.  We have not set specific performance criteria for the award of bonuses.  Salaries and bonuses, if any, are awarded based on skill, experience, and our overall revenues.  Non-cash awards to employees are made periodically in the form of stock options, which we believe align the employees’ interests with those of stockholders.  We review our compensation policies and practices as they relate to risk management objectives if compensation amounts are materially amended or if our risk profile changes.  No changes to our compensation policies and practices have been implemented as a result of changes to our risk profile.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE 2008 STOCK OPTION PLAN

Proposed Amendments

On July 3, 2014, based on the recommendation of the Compensation and Benefits Committee, the Board of Directors approved the following two amendments to the 2008 Stock Option Plan (the “Plan”), subject to approval by the shareholders:

1)           Increase the total number of shares authorized and reserved for issuance under the Plan by 3,000,000, from a total of 3,000,000 shares to a total of 6,000,000 shares; and

2)           Add an annual award limit such that no Participant may receive a stock option for the purchase of more than 300,000 shares in one calendar year.  The annual award limit would be subject to proportional adjustment in the event of certain capital adjustments in accordance with the existing terms of the Plan relating to such adjustments for the overall number of shares authorized for issuance under the Plan.

Background

The Plan was approved by our Board of Directors on July 25, 2008 and approved by our shareholders on September 26, 2008.  The aggregate number of shares of Common Stock available for issuance pursuant to the stock options granted under the Plan was set at a maximum of 3,000,000.  The Plan did not limit the number of awards that may be granted to any Participant in a calendar year, other than the maximum of 3,000,000 shares available under the Plan.  As of July 7, 2014, only 100,892 shares remained available for future awards out of the 3,000,000 currently authorized under the Plan.

Subject to shareholder approval, our Board approved the proposed amendments to the Plan.  We have recently implemented executive officer salary cuts to preserve cash.  The Board believes that increasing the shares allocated to the Plan by 3,000,000 shares is in the best interests of the Company and our shareholders because it will permit us to attract and retain employees, including executive officers, by providing them with appropriate equity incentives and enable such employees to participate in the long-term growth and financial success of the Company.  This is especially important at a time when our employees’ continued loyalty is vital but we strive to maintain a strong cash position.  The Board further believes that it is in the best interests of the Company to implement an annual award limit of 300,000 underlying shares for any option granted to any Participant in a one year period.  Such a limit may allow the Plan’s Administrator to qualify stock option awards as “performance-based compensation” within the meaning of §162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), when such qualification is desirable.

Any options previously granted shall continue in full force and effect under the terms of the Plan and shall not be changed or modified as a result of the proposed amendments.

If the shareholders do not approve this proposal, the Plan will remain in existence and the total shares available for issuance under the Plan will remain at 3,000,000 (with only 100,892 shares available for future awards) and no award limit will be imposed.

If the shareholders approve the proposed amendments to the Plan, the Board believes that the shares available under the Plan and the Participant award limit should be sufficient to meet the Company’s presently anticipated equity grant needs until the expiration of the Plan in 2018.  The Plan may be earlier discontinued by the Board of Directors.

Summary Plan Description

The following is a summary of the Plan.  This summary is qualified in its entirety by reference to the complete text of the Plan.

Proposed Amendments

Other than our proposal to increase the shares available for issuance under the Plan from 3,000,000 to 6,000,000 and our proposal to implement an annual award limit of 300,000 shares per Participant per year, no other substantive changes to the Plan are being proposed.

Eligible Participants

The Plan provides for the grant of options intended to qualify as incentive stock options (“ISOs”) under §422 of the Code to our employees and non-qualified stock options (“NQSOs”) which may be granted to our employees, independent contractors, and non-employee Directors.  We currently employ 133 persons, have one independent contractor, and four non-employee Directors.

Plan Administration

The Plan is administered by the Compensation and Benefits Committee (the “Committee”), or, if the Board decides otherwise on occasion, by the Board (such body referred to herein as “Administrator”).  The Company intends that, in the case of awards intended to qualify as “performance-based compensation” within the meaning of §162(m) of the Code, the Administrator shall be the Committee, which shall consist of two or more “outside directors” within the meaning of §162(m) of the Code, as amended.  The interpretation and construction of a provision of the Plan by the Committee shall be final unless otherwise determined by the Board of Directors.  Under the Plan, the Administrator has wide discretion and flexibility, enabling it to administer the Plan in the manner it determines to be in the best interest of the Company. Thus, awards may be granted in various combinations and sequences and may be subject to various conditions, restrictions, and limitations at grant or upon exercise or payment not inconsistent with the terms of the Plan.  The Administrator’s determinations with respect to which employees will receive awards, and the form, amount and frequency, and the terms and conditions thereof, need not be uniform as to similarly situated persons.  The designation of an employee to receive one form of an award under the Plan does not require the Administrator to designate or entitle such employee to receive any other form of award.

Shares Available for Awards

The Company reserved a maximum of 3,000,000 shares of Common Stock to be available for issuance pursuant to stock options granted under the Plan, subject to adjustment to reflect a subdivision or consolidation of shares or any other capital adjustment, payment of a stock dividend, or other increase or decrease in such shares effected without consideration.  No such adjustment has been made to date.  As of July 7, 2014, 100,892 shares of Common Stock remained available to be issued under the Plan.  If these amendments are approved, a maximum of 6,000,000 shares of Common Stock would be available under the Plan and 3,100,892 shares would be available for issuance.  The closing price of our Common Stock on July 7, 2014 was $2.78 per share.

Consideration Received By Company

We do not receive consideration for the granting of stock options.  The stock option price and any other amounts payable is paid in full by the option holder to the Company at the time the stock option is exercised.

Awards

ISO Requirements

The option exercise price for any ISO will be at least 100 percent of the fair market value of the Company’s Common Stock as of the date of grant.  However, in the event the participant is a 10 percent shareholder, the price of the ISO will be at least 110 percent of the fair market value of the Common Stock as of the date of grant.

All ISOs granted are subject to the condition that the aggregate fair market value (determined at the time of the grant) of the Common Stock with respect to which ISOs are exercisable for the first time by any employee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000), or other such amount as may be hereafter set by amendments to the Code.  All ISOs held by a 10 percent shareholder must expire no later than five years from the date of grant.

Generally, ISOs will terminate three months after termination of employment without cause and automatically upon termination for cause.  However, a longer period is provided in the case of death or permanent disability.  In such cases, ISOs expire after one year following the termination of employment.  Any ISOs not then exercisable shall be forfeited upon death or permanent disability.

All stock options shall expire no later than ten years from the date of grant.

NQSO Requirements

The option price for an NQSO will be at least 100 percent of the fair market value of the Common Stock of the Company on the date of the grant.

Generally, NQSOs will terminate automatically upon termination of the Participant’s relationship with the Company for cause and after one year following termination of the Participant’s relationship with the Company due to death or disability.  Any NQSOs not then exercisable are forfeited upon permanent disability or death.  NQSOs that are vested at a termination of relationship without cause will continue until expiration of their original term.

The holder of an NQSO must, prior to issuance of Documents Indicating Ownership, remit to the Company the amount, if any, of employment taxes required to be withheld upon exercise of the NQSO.

All stock options shall expire no later than ten years from the date of grant.

Transferability of Options

The stock options are not transferable except by will or the laws of descent and distribution.

Effect of Extraordinary Corporate Transactions on Options

In the event the Company shall be the surviving corporation in any merger or consolidation, any stock option shall pertain, apply, and relate to the securities to which a holder of the number of shares of stock subject to the stock option would have been entitled after the merger or consolidation.  In the event of: 1) dissolution or liquidation of the Company, 2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the stock options granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), 3) a merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with the Company in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of the Company, or 5) the acquisition, sale or transfer of more than 50 percent of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), all stock options outstanding under the Plan shall terminate after a period of three months from the completion of such trigger event; provided, however, that each Participant (and each other person entitled to exercise a stock option) shall have the right, immediately upon announcement of such event to exercise such Participant’s stock options in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such stock options are otherwise exercisable under the terms of the Plan.

Federal Income Tax Consequences

The following is a brief summary of the Company’s understanding of the principal anticipated federal income tax consequences of awards made under the Plan based upon the applicable provisions of the Code in effect on the date hereof.  This summary is not intended to be exhaustive and does not describe foreign, state, or local tax consequences.

ISOs Generally

Generally, an option holder will not realize taxable income at the time an ISO is granted or exercised.  However, exercise of an ISO may cause the option holder to incur alternative minimum tax liability even if he has no taxable income from the exercise under general income tax principles.  Company Common Stock is issued to an option holder pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the option holder within two years of the date of grant or within one year after exercise of the option, then: (a) any gain upon the subsequent sale of the shares will be taxed to the option holder as a capital gain, and any loss sustained will be a capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes.  The spread between the ISO price and the fair market value of the shares at the time of exercise is a preference item for purposes of the alternative minimum tax.

If an option holder disposes of shares acquired upon the exercise of an ISO before the expiration of the holding periods described above, then generally: (a) the option holder will be taxed as if he had received compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the exercise date (or, if less, the amount realized on value of the shares on the disposition of the shares) over the option price paid for such shares, and (b) the Company will generally be entitled to a corresponding deduction in that year.  Any further gain or loss realized by the option holder will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

Subject to the disqualifying distribution rules described above, stock acquired through exercise of an ISO must be held for more than 12 months to obtain long-term capital gains treatment.

All stock acquired pursuant to the exercise of an ISO is subject to the holding period rules and disqualifying disposition rules described above.  Pursuant to the Plan, an ISO can only be exercised by payment of the consideration in cash.

To the extent that the aggregate fair market value of the Company’s Common Stock (determined as of the date of grant) with respect to which ISOs are exercisable for the first time by an option holder during any calendar year (under all Company plans) exceeds $100,000, those options will not be considered ISOs.

NQSOs Generally

An option holder will generally not recognize taxable income at the time an NQSO is granted, but taxable income will be realized, and the Company will generally be entitled to a deduction, at the time of exercise of the NQSO. The amount of income and the Company’s deduction will be equal to the difference between the fair market value of the shares on the date of exercise and the NQSO exercise price.  The income realized will be taxed to the option holder at the ordinary income tax rates for federal income tax purposes.  Withholding is required upon exercise of an NQSO.  On subsequent disposition of the shares acquired upon exercise of an NQSO, capital gain or loss as determined under the normal capital asset holding period rules will be realized in the amount of the difference between the proceeds of sale and the fair market value of the shares on the date of exercise.

Under the Plan, an option holder must pay the Company, no later than the date on which an amount first becomes includable in the participant’s gross income for federal income tax purposes with respect to an award, any employment taxes required to be withheld with respect to such amount.

Amendments without Shareholder Vote

The Plan may be amended by the Committee or discontinued by the Board of Directors provided that there may be no amendment or discontinuation without the approval of the stockholders which would: (a) except as expressly provided in the Plan, increase the total number of shares reserved for the purposes of the Plan, (b) decrease the option price of an ISO to less than the amounts provided for in the Plan, or (c) extend the duration of the Plan.  Except as provided in Section 11 of the Plan (which addresses changes in options due to changes in the number of outstanding shares and/or the occurrence of liquidation, merger, sale of substantially all of the assets, or transfer of at least 50 percent of the outstanding Common Stock), no amendment, alteration, or discontinuation may impair the rights of an option holder without his consent.  However, if the Administrator determines that the application of an accounting standard of an organization that reviews public company accounting disclosures concerning the treatment of stock options would have a significant adverse effect on the financial statements because of then outstanding stock options, then the Administrator may, in its absolute discretion, cancel and revoke all such stock options and the holders of such stock options will have no further rights relating to them.

Options Received Under Prior Grants under the Plan

Since the adoption of the Plan, all current executive officers as a group have received options under the Plan for the exercise of a total of 662,650 shares of Common Stock.  All current Directors who are not current executive officers as a group received options under the Plan for the exercise of a total of 212,500 shares of Common Stock.  Included in the foregoing totals is the receipt options under the Plan for the following number of shares of underlying Common Stock by our Class 2 Director nominees and other executive officers: Thomas J. Shaw (President and CEO): 0 shares; Douglas W. Cowan (Vice President, CFO): 200,000 shares; Clarence Zierhut (Class 2 Director): 62,500 shares; Walter O. Bigby, Jr. (Class 2 Director): 50,000 shares; Michele Larios (Vice President, General Counsel): 250,000 shares; Steven R. Wisner (Executive Vice President, Engineering and Production): 124,200 shares; and Russell B. Kuhlman (Vice President, Sales): 88,450 shares.  None of the foregoing have associates owning stock options.  All employees, excluding current executive officers, were granted options under the Plan for the exercise of a total of 1,843,458 shares of Common Stock.  No other person received 5% of the options under the Plan.

Options to be received if the amendments are approved are not presently determinable.

Equity Compensation Plan Information

The following table sets forth information relating to our equity compensation plans as of December 31, 2013.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,890,631	$0.95	100,892
Total	2,890,631	$0.95	100,892

The above table displays information for all plans.  Options for the purchase of 1,889,931 shares under the 2008 Stock Option Plan were outstanding as of December 31, 2013.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE 2008 STOCK OPTION PLAN.

ACCOUNTING MATTERS

CF & Co. has been selected again as our independent accountants for the year ending December 31, 2014.  A representative of CF & Co. will attend the Annual Meeting and will have the opportunity to make a statement if he or she so desires.  The CF & Co. representative will be available to respond to appropriate shareholder questions at that time.

AUDIT FEES

The aggregate fees billed by CF & Co., L.L.P. for professional services rendered for the audit of our annual financial statements for 2013 and 2012 and the reviews of the financial statements included in our Forms 10-Q or services normally provided by the accountant in connection with statutory and regulatory filings for those fiscal years were $180,000 and $180,000, respectively.

AUDIT RELATED FEES

The aggregate fees billed by CF & Co., L.L.P. for professional services rendered for the audit of our 401(k) plan for 2013 and 2012 were $13,000 and $12,500, respectively.

TAX FEES

The aggregate fees billed by CF & Co., L.L.P. for preparation of federal and state income tax returns and tax consulting costs related to notices from taxing authorities for 2013 and 2012 were $96,408 and $77,062, respectively.  2013 fees also include consultation on state sales tax matters and preparation of certain sales tax returns.

PRE-APPROVAL POLICIES AND PROCEDURES

The engagement of CF & Co., L.L.P. was entered into pursuant to the approval policies and procedures of the Audit Committee.  Before CF & Co., L.L.P. was engaged to render services the engagement was approved by the Audit Committee.  The engagement is for audit and tax services which were detailed separately.  The Audit Committee implemented its approval procedures, i.e., they were not delegated to any other party.  All of the services provided were pre-approved by the Audit Committee.

DELIVERY OF SINGLE OR MULTIPLE SETS OF DOCUMENTS TO ONE HOUSEHOLD

We have adopted a procedure approved by the SEC called “householding.”  Under this procedure, certain shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our annual report and proxy statement, unless one or more of these shareholders notifies us that they would like to receive individual copies.  This reduces our printing costs and postage fees.  Shareholders who participate in householding will continue to receive separate proxy cards.

If you and other shareholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, and you would like to receive only a single copy of the annual report or proxy statement for your household, please contact Douglas W. Cowan at 511 Lobo Lane, Little Elm, Texas 75068, (888) 806-2626.

If you participate in householding and would like to receive a separate copy of our annual report or this proxy statement, please contact us in the manner described in the immediately preceding paragraph.  We will deliver the requested documents to you promptly upon receipt of your request.

ANNUAL REPORT ON FORM 10-K

The Company will provide, without charge, to each person solicited, upon the written or oral request of any such person, a copy of our annual report on Form 10-K for the most recent fiscal year, including the financial statements and the financial statement schedules (as well as exhibits).  Such requests should be submitted to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009, (888) 806-2626.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2015 ANNUAL MEETING

Proposals by shareholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2015 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and our bylaws.  To be timely under Rule 14a-8, they must be received by our Corporate Secretary, Michele Larios, at 511 Lobo Lane, Little Elm, Texas 75068-0009, by March 27, 2015.

If a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at the annual meeting of shareholders (other than director nominations), that shareholder must give advance written notice of such proposal to our Corporate Secretary at least 45 days prior to the anniversary of the mailing date of the most recent annual meeting.  For our 2015 Annual Meeting, notice must be given by June 10, 2015, and must comply with certain other requirements contained in our bylaws, as well as all applicable statutes and regulations. Proposals received after this date will be considered untimely and may not, in the Board of Directors discretion, be addressed at the next annual meeting.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD IN 2015

A shareholder may nominate a person, on their own initiative, for consideration for recommendation by the Board to the shareholders in our Proxy Statement for the 2015 annual meeting.  Such notice must be received by March 27, 2015 and must set forth:

1.                                      The name and address of the shareholder making the nomination and of the person to be nominated;

2.                                      A representation that the shareholder is a holder of record of Common Stock of the Company entitled to vote at such meeting (specifying the number of shares beneficially held) and intends to appear in person or by proxy at the meeting;

3.                                      A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is being made by the shareholder and any material interest of the shareholder in making the nomination;

4.                                      Such other information regarding the nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the then current proxy rules of the SEC; and

5.                                      The consent of the nominee to serve as a Director if so recommended by the Board and duly elected at the annual meeting by the shareholders.

We evaluate Director nominees recommended by shareholders in the same manner in which we evaluate other Director nominees.  Please see “CORPORATE GOVERNANCE-NOMINATING COMMITTEE-Director Nomination Policies” for a description of the consideration given to shareholder recommended nominees.

Appendix A

RETRACTABLE TECHNOLOGIES, INC.

FIRST AMENDED 2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. First Amended 2008 Stock Option Plan (hereinafter called the “Plan”) was adopted by the Board of Directors of Retractable Technologies, Inc., a Texas corporation, on July ~~25, 2008~~3, 2014. ~~Such date is the~~ However, for purposes of this Plan the “Date of Approval” is defined as the date the 2008 Stock Option Plan was originally approved by the Board of Directors which occurred on July 25, 2008. The Plan will be submitted to the shareholders of the Company for approval on September ~~26, 2008~~5, 2014.

(1)                                  PURPOSES AND SCOPE. The purposes of this Plan are to encourage ownership by employees of RTI (defined below) and its subsidiaries, if any (hereinafter the “Company”), to provide an incentive for such employees to expand and improve the profits of the Company, and to assist the Company in attracting and retaining key personnel and relationships through the grant of options to purchase shares of RTI’s Common Stock. Incentive Stock Options may only be granted to all employees of the Company. Non-qualified Stock Options may be granted to any of the following: i) all employees, ii) independent contractors, or iii) non-employee Directors of the Company pursuant hereto.

(2)                                  DEFINITIONS. For purposes of this Plan, the following terms shall have the following meanings:

(A)                              “Administrator” shall mean the Committee (defined below) or, in the absence of action by the Committee, the Board of Directors of RTI.

(B)                                “Board” shall mean the Board of Directors of RTI.

(C)                                “Committee” shall mean the Compensation and Benefits Committee, which shall be appointed by the Board.

(D)                               “Company” shall mean Retractable Technologies, Inc., a Texas corporation (“RTI”), and its subsidiaries, if any.

(E)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

(F)                                 “Documents Indicating Ownership” shall include a Stock certificate or any and all documents provided by the Company and its agents evidencing ownership of an uncertificated share of Stock.

(G)                                “ISO” shall mean an incentive Stock Option within the meaning of Section 422 of the Code to purchase Stock, granted pursuant to this Plan.

(H)                               “NQSO” shall mean a non-qualified Stock Option to purchase Stock, granted pursuant to this Plan.

(I)                                    “Option Price” shall mean the exercise price for Stock pursuant to a Stock Option as determined in Section (6) of this Plan.

(J)                                   “Participant” shall mean an employee of the Company to whom an ISO is granted under this Plan, and in the case of an NQSO, shall mean an employee, non-employee Director or independent contractor to whom an NQSO is granted pursuant to this Plan.

(K)                               “Plan” shall mean this Retractable Technologies, Inc. 2008 Stock Option Plan.

(L)                                 “Stock” shall mean the Common Stock of RTI, no par value.

(M)                            “Stock Option” shall mean either an ISO or NQSO.

(3)                                  STOCK TO BE OPTIONED; DESIGNATION OF ISOs.  Subject to the provisions of Section (11) of this Plan, the maximum number of shares of Stock that may be optioned or sold under this Plan is ~~Three Million (3,000,000)~~ Six Million (6,000,000) shares, all of which may be designated as ISOs. The shares shall be either treasury or authorized but unissued shares of Stock of the Company. Stock Options or portions of Stock Options granted under this Plan to employees may, in the discretion of the Administrator, be designated as ISOs or as NQSOs. Stock Options granted to non-employees must be NQSOs.  In addition to any other term or provision of this Plan applicable to an ISO, any Stock Option designated as an ISO shall also be subject to the condition that the aggregate fair market value (determined at the time the options are granted) of RTI’s Common Stock with respect to which ISOs are exercisable for the first time by any individual employee during any calendar year (under this Plan and all other similar plans of the Company hereafter adopted) shall not exceed One Hundred Thousand Dollars ($100,000.00) or such other amount as may hereafter be set by amendments to the Code.

(4)                                  ADMINISTRATION. This Plan shall be administered by the Committee or, if the Board decides otherwise on occasion, by the Board (such body hereafter referred to as the “Administrator”). The Administrator shall make determinations with respect to participation in this Plan by Participants, and with respect to the terms, limitations, restrictions, conditions and extent of that participation; provided, however, that ISOs may only be granted to members of the class “all employees”. Any interpretation and construction of any provision of this Plan by the Committee shall be final, unless otherwise determined by the Board. The Administrator, including any of its individual members, shall not be liable for any action or determination made by any of them in good faith relating to the Plan or any award thereunder.

(5)                                  ELIGIBILITY. Management may make recommendations regarding grants hereunder.  The Administrator, after consideration of any recommendation of Management, may grant Stock Options to any Participant; provided, however, that ISOs may only be granted to members of the class “all employees”. The Administrator shall designate the Stock Options as ISOs or NQSOs to the extent permitted hereby. In making its selection and in determining the amount of awards to recommend, the Administrator may consider any factors it deems relevant including the individual’s functions, responsibilities, value of services provided to the Company by such individuals and past and potential contributions to the Company’s profitability and growth. Stock Options may be awarded by the Administrator at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Administrator shall determine in its sole discretion. Except as required by this Plan, Stock Options granted at different times need not contain similar provisions. The Administrator’s determinations under the Plan (including without limitation, determinations of the Participants to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under the Plan, whether or not those Participants are similarly situated.

(6)                                  OPTION PRICE. For any Participant who is not deemed to be a Ten Percent (10%) shareholder under the rules applicable to ISOs under 422 of the Code (a “10% Shareholder”), the Option Price for each share to be acquired pursuant to an ISO shall be at least One Hundred Percent (100%) of the fair market value of a share of Common Stock on the date the ISO is granted. For any Participant who is deemed to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price for each share to be acquired pursuant to an ISO shall be at least One Hundred Ten Percent (110%) of the fair market value of a share of Common Stock on the date the ISO is granted. The Option Price for any NQSO shall be at least 100% of the fair market value of a share of Common Stock on the date the NQSO is granted.

In addition, the Administrator shall include in any NQSO granted pursuant to this Plan a condition that, upon exercise of the NQSO and prior to the issuance of any Stock certificate to the Participant, the Participant shall remit to the Company the amount, if any, of any federal, state or local employment taxes required to be withheld upon exercise of the NQSO. The Participant may make a direct payment to the Company to satisfy this obligation or increase withholding on his cash compensation on the date the NQSO is exercised but only on terms agreed to in advance by the Company.

(7)                                  TERMS AND CONDITIONS OF STOCK OPTIONS GENERALLY; ISO PROVISIONS. Stock Options granted pursuant to this Plan shall be authorized by the Administrator and shall be evidenced by a written Stock Option Agreement or Agreements in such form as the Administrator shall from time to time approve. Any

Stock Option granted pursuant to this Plan must be granted within ten (10) years of the Date of Approval. Any agreements with respect to ISOs shall comply with and be subject to the following terms and conditions:

(A)                              DEATH OF PARTICIPANT.

(i)                                     Notwithstanding Section 7(B) of this Plan, upon the death of the Participant, any ISO exercisable on the date of death may be exercised by the Participant’s estate or by a person who acquires the right to exercise such ISO by bequest or inheritance or otherwise by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the ISO and within one (1) year after the Participant’s death.  Any ISOs not then exercisable shall be forfeited at the death of the Participant.

(ii)                                  The provisions of this Subsection 7(A) shall apply notwithstanding the fact that the Participant’s employment may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any ISOs exercisable on the date of death.

(B)                                DISABILITY. Subject to Section 7(A) of this Plan, upon the termination of the Participant’s employment by reason of permanent disability (as determined by the Board), the Participant may, within one (1) year from the date of such termination of employment, exercise any ISOs to the extent such ISOs were exercisable at the date of such termination of employment due to disability.  Any ISOs not then exercisable are forfeited upon termination of employment due to disability.

(C)                                TERMINATION FOR OTHER REASONS. Except as provided in Sections 7(A) and 7(B), all ISOs shall automatically terminate three (3) months after termination of the Participant’s employment without cause and automatically upon termination with cause.  Any ISOs not then exercisable are forfeited upon termination of employment, with or without cause.

(D)                               TIME AND METHOD OF PAYMENT. The Option Price of an ISO shall be paid in full in cash at the time an ISO is exercised under this Plan. Otherwise, an exercise of any ISO granted under this Plan shall be invalid and of no effect. Promptly after the exercise of an ISO and the payment of the Option Price, the Participant shall be entitled to the issuance of Documents Indicating Ownership. A Participant shall have none of the rights of a shareholder until Documents Indicating Ownership are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Documents Indicating Ownership are issued.

(E)                                 NUMBER OF SHARES. Each ISO Agreement shall state the total number of Shares of Stock to which it pertains.

(F)                                 GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF STOCK OPTIONS. An ISO must be exercised within the period specified in the ISO Agreement.  Notwithstanding any other provision of this Plan, an ISO granted to a Participant who is not deemed to be a Ten Percent (10%) Shareholder may not be exercised after the expiration of ten (10) years from the date it is granted. Notwithstanding any other provisions of this Plan, no ISO granted to a Participant who is deemed to be a Ten Percent (10%) Shareholder may be exercised after the expiration of five (5) years from the date it is granted. No Stock Option may be exercised for a fractional share of Stock. An ISO exercised in part shall remain exercisable as to the remaining part in accordance with its terms.

(8)                                  NQSO REQUIREMENTS. Any Agreements with respect to NQSOs shall comply with and be subject to the following terms and conditions:

(A)                              DEATH OF PARTICIPANT.

(i)                                     Notwithstanding Section 8(B) of this Plan, upon the death of the Participant, any NQSO exercisable on the date of death may be exercised by the Participant’s estate or by a person who acquires the right to exercise such NQSO by bequest or inheritance or otherwise by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the NQSO and within one (1) year after the Participant’s death. Any NQSOs not then exercisable shall be forfeited at the death of the Participant.

(ii)                                  The provisions of this Subsection 8(A) shall apply notwithstanding the fact that the Participant’s relationship with the Company may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any NQSOs exercisable on the date of death.

(B)                                DISABILITY. Subject to Section 8(A) of this Plan, upon the termination of the Participant’s relationship with the Company by reason of permanent disability (as determined by the Board), the Participant may, within one (1) year from the date of such termination of relationship, exercise any NQSOs to the extent such NQSOs were exercisable at the date of such termination of relationship with the Company due to disability. Any NQSOs not then exercisable are forfeited upon termination of relationship with the Company due to disability.

(C)                                TERMINATION FOR OTHER REASONS. Except as provided in Sections 8(A) and 8(B), all NQSOs shall automatically terminate upon the termination of the Participant’s relationship with the Company for cause.  Otherwise, subject to Sections 8(A) and 8(B), the vested portion of the NQSO shall expire upon the expiration of its term. Any NQSOs not then exercisable are forfeited upon termination of relationship with the Company, with or without cause.

(D)                               TIME AND METHOD OF PAYMENT. The Option Price and any other amounts payable upon exercise of an NQSO shall be paid in full at the time an NQSO is exercised under this Plan. Otherwise, an exercise of any NQSO granted under this Plan shall be invalid and of no effect. Promptly after the exercise of an NQSO and the payment of the Option Price and any other required amounts, the Participant shall be entitled to the issuance of Documents Indicating Ownership. A Participant shall have none of the rights of a shareholder until Documents Indicating Ownership are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Documents Indicating Ownership are issued.

(E)                                 NUMBER OF SHARES. Each NQSO Agreement shall state the total number of shares of Stock to which it pertains.

(F)                                 GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF STOCK OPTIONS. An NQSO must be exercised within the period specified in the NQSO Agreement.  No NQSO may be exercised for a fractional share of Stock. An NQSO exercised in part shall remain exercisable as to the remaining part in accordance with its terms.

(9)                                  NO OBLIGATION TO EXERCISE STOCK OPTION. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(10)                            NONASSIGNABILITY. Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant’s lifetime shall be exercisable only by such Participant (or his legal guardian or representative).

(11)                            EFFECT OF CHANGE IN STOCK SUBJECT TO THIS PLAN. The aggregate number of shares of Stock available for Stock Options under this Plan, the Award Limit specified in Section (12), the shares subject to any Stock Option and the price per share shall each be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of this Plan resulting from: (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a Stock dividend, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company.

If RTI shall be the surviving corporation in any merger or consolidation, any Stock Option shall pertain, apply and relate to the securities to which a holder of the number of shares of Stock subject to the Stock Option would have been entitled after the merger or consolidation.

Upon: 1) dissolution or liquidation of RTI, 2) a merger or consolidation in which RTI is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of RTI in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which RTI is the surviving corporation but after which the stockholders of the Company

(other than any stockholder which merges [or which owns or controls another corporation which merges] with RTI in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of RTI, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), all Stock Options outstanding under this Plan shall terminate after  a period of three months from the completion of such trigger event; provided, however, that each Participant (and each other person entitled to exercise a Stock Option) shall have the right, immediately upon announcement of such event to exercise such Participant’s Stock Options in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Options are otherwise exercisable under the terms of this Plan.

(12)                            ANNUAL AWARD LIMIT.  No Participant may receive a Stock Option for the purchase of more than Three Hundred Thousand (300,000) shares of Stock in one calendar year.

(~~12~~13)                AGREEMENT AND REPRESENTATION OF PARTICIPANTS. As a condition to the exercise of any portion of a Stock Option, the Company may require the person exercising such Stock Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 or any other applicable law, regulation or rule of any governmental agency.

(~~13~~14)                RESERVATION OF SHARES OF STOCK. RTI, during the term of this Plan, will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.

(~~14~~15)                EFFECTIVE DATE OF PLAN. The Plan shall be effective from the date that this Plan is approved by the Board.

(~~15~~16)                TAX REPORTING FOR ISO EXERCISE. RTI or a subsidiary of RTI, as appropriate, shall furnish a statement to any Participant exercising an ISO on or before January 31 of the calendar year following the calendar year in which an ISO exercise occurs in compliance with Section 6039(a) of the Code. The statement shall contain the information required by the Code as of the date such information is to be provided.  As of the ~~Effective Date of the Plan~~ Date of Approval, such information would include:

(A)                              The employer corporation’s name, address and taxpayer identification number;

(B)                                The name, address and taxpayer identification number of the person to whom the ISO shares are transferred;

(C)                                The date the ISO was granted:

(D)                               The date the shares were transferred pursuant to the exercise of the ISO;

(E)                                 The fair market value of the Stock on the date of exercise;

(F)                                 The number of shares transferred upon exercise of the ISO;

(G)                                A statement that the ISO is an ISO; and

(H)                               The total cost of the shares.

(~~16~~17)                RIGHTS OF PARTICIPANTS. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan. Nothing contained in the Plan shall be deemed to give any Participant the right to be retained in the service of the Company.

(~~17~~18)                USE OF PROCEEDS. Proceeds from the sale of shares pursuant to Stock Options granted under this Plan shall constitute general funds of the Company.

(~~18~~19)                AMENDMENT. The Board of Directors may discontinue the Plan and the Administrator may amend the Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would:

(A)                              Except as provided in Section (11) of the Plan, increase the total number of shares reserved for the purposes of the Plan;

(B)                                Decrease the Option Price of an ISO to less than the amounts shown in Section (6) of the Plan; or

(C)                                Extend the duration of the Plan.

Except as provided in Section (11) of the Plan, neither shall any amendment, alteration or discontinuation impair the rights of any holder of a Stock Option theretofore granted without his consent; provided, however, that if the Administrator, after consulting with Management of the Company, determines that the application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board or any other entity that reviews accounting disclosures of (or sets accounting standards for) public companies concerning the treatment of employee Stock Options would have a significant adverse effect on the Company’s financial statements because of the fact that Stock Options granted before the issuance of such statement are then outstanding, then the Administrator in its absolute discretion may cancel and revoke all outstanding Stock Options to which such adverse effect is attributed and the holders of those Stock Options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Administrator to the holders of such Stock Options.

NON-QUALIFIED STOCK OPTION AGREEMENT

ISSUED UNDER THE

RETRACTABLE TECHNOLOGIES, INC.

2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. Non-qualified Stock Option Agreement (the “Agreement”) is made and entered into by and between RETRACTABLE TECHNOLOGIES, INC. (the “Company”) and                                           (the “Optionee”). The Company and the Optionee are sometimes hereinafter collectively referred to as the “Parties”.

(1)                                  All terms used herein are to have the meaning set forth in the Company’s 2008 Stock Option Plan (the “Plan”) unless defined differently herein.

(2)                                  OPTION. The Company hereby confirms the Administrator’s grant as of                      ,            , to the Optionee of the right and option to purchase                         (                   ) shares of the Common Stock of the Company on the terms set forth in this Agreement (the “Option”) and subject to the terms of the Plan. The Option granted is designated as a non-qualified stock option (“NQSO”). The Option is not vested until it becomes exercisable. An Option that is exercisable may be forfeited pursuant to Section (8) of the Plan. This Option shall be exercisable in installments as follows:

Date	Shares Newly Acquirable

(3)                                  TERMINATION OF OPTION.

(A)                              MAXIMUM OPTION TERM.  The unexercised portion of this Stock Option which has become exercisable shall automatically and without notice terminate and become null and void after                                                          .

Notwithstanding anything to the contrary herein, the unexercised portion of this Stock Option shall automatically and without notice terminate and become null and void in all events after ten (10) years from the date of grant. In addition and notwithstanding the foregoing, no Stock Option granted to an Optionee who is deemed to be a Ten Percent (10%) Shareholder may be exercised after the expiration of five (5) years from the date it is granted.

(B)                                DEATH OF OPTIONEE.

(i)                                     Notwithstanding Section 3(C) of this Agreement, upon the death of the Optionee, any Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death of the Optionee, provided that such exercise occurs within both the remaining term of the NQSO and within one (1) year after the Optionee’s death. Any Stock Options not then exercisable shall be forfeited at the death of Optionee.

(ii)                                  The provisions of this subsection (3)(B) shall apply notwithstanding the fact that the Optionee’s relationship with the Company may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any Options exercisable on the date of death.

(C)                                DISABILITY.  Subject to Section 3(B) of this Agreement, upon the termination of the Optionee’s relationship with the Company by reason of permanent disability (as determined by the Board), the Optionee may, within one (1) year from the date of such termination of relationship with the Company, exercise any Options to the extent such Options were exercisable at the date of such termination of relationship with the Company due to disability.  Any Stock Options not then exercisable are forfeited upon termination of relationship with the Company.

(D)                               TERMINATION FOR OTHER REASONS.  Except as provided in Sections (3)(B) and (3)(C), all Options shall automatically terminate upon the termination of the Optionee’s relationship with the Company for cause.  Otherwise, subject to Sections 3(B) and 3(C) the vested portion of the NQSO shall expire upon the expiration of its term set forth in Section 3(A).  Any Stock Options not then exercisable are forfeited upon termination of the relationship with the Company.

(4)                                  EXERCISE OF OPTION. This Option shall be exercised by the Optionee (or by his representatives, as provided in Section (3) of this Agreement) as to all or part of the shares covered hereby, by the giving of written notice of such exercise substantially in the form attached hereto as Exhibit A, to the Company specifying the number of shares to be purchased and specifying how the withholding tax obligation (if any) shall be satisfied. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice (the “Exercise Date”). Upon payment of all amounts due from the Optionee including any tax withholding due upon exercise of this Option, the Company shall cause Documents Indicating Ownership to be delivered to the Optionee (or the person exercising the Optionee’s options) at its principal business office within ten (10) business days after the Exercise Date.

(5)                                  OPTION PRICE. The purchase price of the shares which may be purchased pursuant to this Option shall be                                         ($             ) per share (the “Option Price”).

(6)                                  TAX WITHHOLDING. Exercise of a Stock Option in whole or in part hereunder is conditioned upon the Optionee remitting to the Company in addition to the Option Price the amount of employment taxes, if any, required to be withheld upon exercise of this Stock Option. The Optionee may satisfy this obligation by a direct payment of a cashier’s check to the Company or, if pre-approved by the Company (in its sole discretion) increased withholding on his cash compensation payable on the Exercise Date.

(7)                                  NO RIGHTS PRIOR TO ISSUANCE OF DOCUMENTS INDICATING OWNERSHIP. Neither the Optionee nor his representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to this Option until Documents Indicating Ownership shall have been issued upon the exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date the Documents Indicating Ownership are issued.

(8)                                  NONASSIGNABILITY. This Option shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution, and during the Optionee’s lifetime shall be exercisable only by him (or his legal guardian or representative).

(9)                                  ADJUSTMENT FOR CORPORATE EVENTS. In the event of any Stock split, Stock dividend, reclassification or recapitalization which changes the character or amount of the Company’s outstanding Common Stock while any portion of this Option is outstanding but unexercised, or if the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition or property or stock, separation, reorganization (where the Company is the surviving entity) or liquidation, the Board of Directors of the Company or any surviving corporation shall take reasonable steps to prevent dilution of the Option.

Notwithstanding anything to the contrary herein, in the event of 1) dissolution or liquidation of the Company, 2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of the Company, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), the Stock Option shall terminate after a period of three months from the completion of such trigger event; provided, however, that the Optionee shall have the right, immediately upon announcement of such event to exercise his Stock Option in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Option is otherwise exercisable under the terms of the Plan.

(10)                            REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE: LEGEND. The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution or sale, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the “Act”), or without such representation and warranty is exempt from registration under the Act. The Optionee agrees that the obligation of the Company to issue shares upon the exercise of a Stock Option shall also be subject as conditions precedent to compliance with applicable provisions of the Act, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange and/or securities market upon which the Company’s securities shall be listed and/or quoted. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this Option.

(11)                            OPTIONEE ACKNOWLEDGMENT. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Agreement.

(12)                            LEGAL CONSTRUCTION. In the event that any one or more of the terms, provisions or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(13)                            COVENANTS AND AGREEMENTS AS INDEPENDENT AGREEMENTS. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Optionee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

(14)                            ENTIRE AGREEMENT. This agreement, the Exhibit A, which is attached hereto and incorporated herein for all purposes, and the Plan together supersede any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitute the sole and only agreement between the Parties with respect to the said subject matter. All prior negotiations and agreements between the Parties with respect to the subject matter hereof are merged into this Agreement. Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party or by anyone acting on behalf of any Party, which are not embodied in this Agreement and that any agreement, statement or promise that is not contained in this Agreement, the Exhibit A, or the Plan shall not be valid or binding or of any force or effect.

(15)                            CONFLICT OF AGREEMENT WITH PLAN.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

(16)                            PARTIES BOUND. The terms, provisions, representations, warranties, covenants and agreements that are contained in this Agreement shall apply to, bind upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns.

(17)                            TEXAS LAW TO APPLY. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

(18)                            MODIFICATION. No change or modification of this Agreement shall be valid or binding upon the Parties unless the change or modification is in writing and signed by the Parties.  Notwithstanding the preceding sentence, the Company may amend the Plan or revoke this Option to the extent permitted in the Plan.

(19)                            TIME. Time is of the essence in the performance of this Agreement.

(20)                            HEADINGS. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

(21)                            GENDER AND NUMBER. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(22)                            NOTICE. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier of the expiration of three days after deposit in the U.S. mail or actual receipt at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(A)                              Notice to the Company shall be addressed and delivered as follows:

RETRACTABLE TECHNOLOGIES, INC.

P. O. BOX 9

511 LOBO LANE

LITTLE ELM, TEXAS 75068-0009

ATTENTION:                             THOMAS J. SHAW

PRESIDENT AND CHIEF EXECUTIVE OFFICER

(B)                                Notice to the Optionee shall be addressed and delivered as follows:

__________________________________________________

__________________________________________________

__________________________________________________

IN WITNESS WHEREOF, the Company, RETRACTABLE TECHNOLOGIES, INC. has caused these presents to be signed on this the           day of                          ,             by its duly authorized President.

RETRACTABLE TECHNOLOGIES, INC.

By:
THOMAS J. SHAW
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

ATTEST:
____________________________
MICHELE M. LARIOS, SECRETARY

ACCEPTED AND AGREED TO:

OPTIONEE:

OPTIONEE’S PRINTED NAME

EXHIBIT A

NOTICE OF EXERCISE

OF

NON-QUALIFIED STOCK OPTION

To:                              Retractable Technologies, Inc.

I hereby exercise (all/a portion of) my Non-qualified Stock Option granted by RETRACTABLE TECHNOLOGIES, INC., in a Non-qualified Stock Option Agreement Issued Under the Retractable Technologies, Inc. 2008 Stock Option Plan (the “Plan”) as of ____________, ____, which is subject to all the terms and provisions thereof and of the Plan referenced therein and notify you of my desire to purchase ______________ shares of Common Stock of the Company which were offered to me pursuant to said Option.

The Option Price due for this purchase is $______________________ in cash.

Please choose one:

___                           I have no withholding obligation.

___                           I am satisfying my withholding obligation by making a direct payment by cashier’s check to the Company.

___                           I am satisfying my withholding obligation by hereby authorizing increased withholding on my cash compensation payable on the Exercise Date.

EXERCISE DATE	SIGNATURE

PRINT NAME

SOCIAL SECURITY NUMBER

COMPANY AUTHORIZATION OF WITHHOLDING SELECTION

Retractable Technologies, Inc. hereby accepts and authorizes the choice of satisfaction of the Optionee’s withholding obligation as indicated above.

TITLE:

INCENTIVE STOCK OPTION AGREEMENT

ISSUED UNDER THE

RETRACTABLE TECHNOLOGIES, INC.

2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. 2008 Incentive Stock Option Agreement (the “Agreement”) is made and entered into by and between RETRACTABLE TECHNOLOGIES, INC. (the “Company”) and ____________________, an employee of the Company or its subsidiarie(s) (the “Optionee”).  The Company and the Optionee are sometimes hereinafter collectively referred to as the “Parties”.

(1)                                  All items used herein are to have the meaning set forth in the Company’s 2008 Stock Option Plan (the “Plan”) unless defined differently herein.

(2)                                  OPTION.  On ___________ the Administrator of the Plan granted to the Optionee the right and option to purchase a total of ____________ (_______) shares of the Common Stock of the Company on the terms set forth in this Agreement (the “Option”) subject to the terms of the Plan. The Option granted pursuant to this Agreement is designated as an “incentive stock option” or “ISO” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). OPTIONEE ACKNOWLEDGES THAT EXERCISE OF AN ISO MAY SUBJECT THE EMPLOYEE TO ADVERSE TAX CONSEQUENCES UNDER THE ALTERNATIVE MINIMUM TAX. This Option shall become exercisable in installments according to the following table:

Date	Shares Newly Acquirable

In no event shall the aggregate fair market value of Stock (determined as of the date of grant of the Stock Option) with respect to which any part of the Stock Option together with other ISOs granted to Optionee under the Company’s plans becomes first exercisable by the Optionee in any calendar year exceed One Hundred Thousand Dollars ($100,000.00).

(3)                                  TERMINATION OF OPTION.

(A)                              MAXIMUM OPTION TERM.  The unexercised portion of this Stock Option shall automatically and without notice terminate and become null and void in all events after ten (10) years from the date of grant. Notwithstanding the foregoing, no Stock Option granted to an Optionee who is deemed to be a Ten Percent (10%) shareholder may be exercised after the expiration of five (5) years from the date it is granted.

(B)                                DEATH OF OPTIONEE.

(i)                                     Notwithstanding Section 3(C) of this Agreement, upon the death of the Optionee, any Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death of the Optionee, provided that such exercise occurs within both the remaining term of the ISO and within one (1) year after the Optionee’s death. Any Stock Option not then exercisable shall be forfeited at the death of Optionee.

(ii)                                  The provisions of this subsection (3)(B) shall apply notwithstanding the fact that the Optionee’s employment may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any Options exercisable on the date of death.

(C)                                DISABILITY.  Subject to Section 3(B) of this Agreement, upon the termination of the Optionee’s employment by reason of permanent disability (as determined by the Board), the Optionee may, within one (1) year from the date of such termination of employment, exercise any Options to the extent such Options were exercisable at the date of such termination of employment due to disability.  Any Stock Options not then exercisable are forfeited upon termination of employment due to disability.

(D)                               TERMINATION FOR OTHER REASONS.  Except as provided in Sections (3)(B) and (3)(C) all Options shall automatically terminate (3) months after termination of the Optionee’s employment without cause and automatically upon termination with cause.  Any Stock Options not then exercisable are forfeited upon termination of employment, with or without cause.

(4)                                  EXERCISE OF OPTION.  This Option shall be exercised by the Optionee (or by his executors or administrators, as provided in Section 3 of this Agreement) as to all or part of the shares covered hereby which are then exercisable under the terms of this Agreement, by the giving of written notice of such exercise, which may be provided in substantially the form attached hereto as Exhibit A to the Company specifying the number of shares to be purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice (the “Exercise Date”). Upon payment by cashier’s check of all amounts due from the Optionee upon exercise of this Stock Option, the Company shall cause Documents Indicating Ownership to be delivered to the Optionee (or the person exercising the Optionee’s options) at its principal business office within ten (10) business days after the Exercise Date.

(5)                                  OPTION PRICE.  If the Optionee is not deemed to be a Ten Percent (10%) Shareholder, the purchase price for shares to be purchased pursuant to this Agreement (the “Option Price”) for each share shall be at least One Hundred Percent (100%) of the fair market value of a share of Common Stock on the date the Stock Option is granted, as determined by the Board.  For any Optionee who is deemed to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price shall be at least One Hundred Ten Percent (110%) of such fair market value.  Payment of the Option Price shall be made by cashier’s check.  The Board of Directors of the Company has determined the fair market value per share of Common Stock as of the date of grant of this Option to be _______________________ ($_________).

(6)                                  NO RIGHTS PRIOR TO ISSUANCE OF DOCUMENTS INDICATING OWNERSHIP.  Neither the Optionee nor his representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to this Option until Documents Indicating Ownership shall have been issued upon the exercise of this Stock Option.  No adjustment will be made for dividends or other rights for which the record date is prior to the date the Documents Indicating Ownership are issued.

(7)                                  NONASSIGNABILITY.  This Stock Option shall not be assignable or transferable other than by will or by the laws of descent and distribution, and during the Optionee’s lifetime shall be exercisable only by him (or his legal guardian or representative).

(8)                                  ADJUSTMENT FOR CORPORATE EVENTS.  In the event of any Stock split, Stock dividend, reclassification or recapitalization which changes the character or amount of the Company’s outstanding Common Stock while any portion of this Stock Option is outstanding but unexercised, or if the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or Stock, separation, reorganization (where the Company is the surviving entity) or liquidation, the Board of Directors of the Company or any surviving corporation shall take such action as is permitted by Section (11) of the Plan to prevent dilution.

Notwithstanding anything to the contrary herein, in the event of 1) dissolution or liquidation of the Company, 2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of the Company, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), the Stock Option shall terminate after a period of three months from the completion of such trigger event; provided, however, that the Optionee shall have the right, immediately upon announcement of such event to exercise his Stock Option in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Option is otherwise exercisable under the terms of the Plan.

(9)                                  REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE; LEGEND.  The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the “Act”), or without such representation and warranty is exempt from registration under the Act.  The Optionee agrees that the obligation of the Company to issue shares upon the exercise of a Stock Option shall also be subject as conditions precedent to compliance with applicable provisions of the Act, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.  The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this Stock Option.

(10)                            EMPLOYMENT WITH THE COMPANY.  As used herein, the term “employment with the Company” shall include employment with the Company or with any of its subsidiaries, if any.

(11)                            ADDITIONAL OPTIONEE ACKNOWLEDGMENTS.  The Optionee acknowledges the Plan is accessible to the Optionee over the internet via EDGAR, the SEC’s electronic website database.  In addition, the Optionee acknowledges that a written copy of the Plan will be provided upon request at no charge.  The Optionee acknowledges that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. The Optionee further acknowledges that, in order to obtain the favorable income tax treatment provided by the Code for Stock acquired pursuant to ISOs, the Optionee may not dispose of Stock acquired by exercise of the Option within two (2) years of the date of grant of the Stock Option or within one (1) year of the date of the actual transfer of Common Stock to him. The Optionee further acknowledges that he must hold the Common Stock for more than twelve (12) months to obtain long-term capital gains tax rates on a sale of the Common Stock. The Optionee acknowledges that material adverse alternative minimum tax consequences may result from exercise of a Stock Option.

(12)                            LEGAL CONSTRUCTION.  In the event that any one or more of the terms, provisions or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(13)                            COVENANTS AND AGREEMENTS AS INDEPENDENT AGREEMENTS.  Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement.  The existence of any claim or cause of action of the Optionee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

(14)                            ENTIRE AGREEMENT.  This Agreement, Exhibit A, which is attached hereto and incorporated herein for all purposes, and the Plan together supersede any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitute the sole and only agreements between the Parties with respect to the said subject matter.  All prior negotiations and agreements between the Parties with respect to the subject matter hereof are merged into this Agreement and the Plan.  Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party or by anyone acting on behalf of any Party, which are not embodied in this Agreement, the Exhibit A or the Plan and that any agreement, statement or promise that is not contained in this Agreement, the Exhibit A or the Plan shall not be valid or binding or of any force or effect.

(15)                            CONFLICT OF AGREEMENT WITH PLAN.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

(16)                            PARTIES BOUND.  The terms, provisions, representations, warranties, covenants and agreements that are contained in this Agreement shall apply to, be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns.

(17)                            TEXAS LAW TO APPLY.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

(18)                            MODIFICATION.  No change or modification of this Agreement shall be valid or binding upon the Parties unless the change or modification is in writing and signed by the Parties.  Notwithstanding the preceding sentence, the Company may amend the Plan or revoke this Option to the extent permitted in the Plan.

(19)                            TIME.  Time is of the essence in the performance of this Agreement.

(20)                            HEADINGS.  The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

(21)                            GENDER AND NUMBER.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(22)                            NOTICE.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier of the expiration of three days after deposit in the U.S. mail or actual receipt at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(A)                              Notice to the Company shall be addressed and delivered as follows:

RETRACTABLE TECHNOLOGIES, INC.

POST OFFICE BOX 9

511 LOBO LANE

LITTLE ELM, TEXAS 75068-0009

ATTENTION:                                      THOMAS J. SHAW

PRESIDENT AND CHIEF EXECUTIVE OFFICER

(B)                                Notice to the Optionee shall be addressed and delivered as follows:

___________________________________________________

___________________________________________________

___________________________________________________

IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized President as of the ____ day of ______________, ______.

RETRACTABLE TECHNOLOGIES, INC.

By:
THOMAS J. SHAW
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

ATTEST:

MICHELE M. LARIOS, SECRETARY

ACCEPTED AND AGREED TO:

OPTIONEE:

OPTIONEE’S PRINTED NAME

EXHIBIT A

NOTICE OF EXERCISE OF

2008 INCENTIVE STOCK OPTION

AND RECORD OF STOCK TRANSFER

To:                              Retractable Technologies, Inc.

I hereby exercise (all/a portion of) my Incentive Stock Option granted by RETRACTABLE TECHNOLOGIES, INC., in an Incentive Stock Option Agreement Issued Under the Retractable Technologies, Inc. 2008 Stock Option Plan (the “Plan”) as of ______________, ____, which is subject to all the terms and provisions thereof and of the Plan referenced therein, and notify you of my desire to purchase ______________ shares of Common Stock of the Company which were offered to me pursuant to said Option.

The Option Price due for this purchase is $______________________ in cash.

EXERCISE DATE	PRINT NAME

SOCIAL SECURITY NUMBER

Appendix B

FORM OF PROXY CARD
RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-0009

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Retractable Technologies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RETRACTABLE TECHNOLOGIES, INC.					To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		For	Withhold	For All
		All	All	Except
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN THE ELECTION OF CLASS 2 DIRECTORS		☐	☐	☐
Vote on Directors
1.	ELECTION OF FOUR CLASS 2 DIRECTORS:
Nominees: 01) Thomas J. Shaw 02) Douglas W. Cowan 03) Clarence Zierhut 04) Walter O. Bigby, Jr.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL					For	Against	Abstain
2. AMENDMENTS TO THE 2008 STOCK OPTION PLAN					☐	☐	☐

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said proxies and their substitutes may do by virtue hereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

It is understood that, when properly executed, the shares represented by this proxy will be voted in the manner directed herein by the undersigned shareholder.  WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR ALL” IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.  IF THE PROXY IS EXECUTED IN SUCH A MANNER SO AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE, IT SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE FOR SUCH NOMINEE.

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

To obtain information about voting in person, please call the Company at (888) 806-2626.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

B-1

ANNUAL MEETING OF SHAREHOLDERS OF

 RETRACTABLE TECHNOLOGIES, INC.

SEPTEMBER 5, 2014

COMMON STOCK

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy materials including the Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

PROXY FOR COMMON STOCK

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on September 5, 2014, at 10:00 a.m., Central time, at the Little Elm Town Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Annual Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on July 7, 2014, at the Annual Meeting or any adjournment or postponement thereof.

At the Annual Meeting, the following matters proposed by the Company’s Board of Directors will be voted on by the holders of Common Stock:

1.               Election of Four Class 2 Directors

2.               Amendments to the 2008 Stock Option Plan

The matters to be voted on are not related to or conditioned on the approval of other matters.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

B-2